S&S PROGRAM

MUTUAL FUNDS
ANNUAL REPORT &
S&SP DISCLOSURE
DOCUMENT

DECEMBER 31, 1997

                            Understanding Your Report

                                                             Page
--------------------------------------------------------------------------------

Chairman's Letter                                               1
   John Myers on market events

Review of Performance and
Schedules of Investments
   Portfolio managers discuss your
   Funds' results in 1997

  S&S Program Mutual Fund                                       3

  S&S Long Term Interest Fund                                  10

Notes to Performance                                           18

Notes to Schedules of Investments                              19

Financial Statements                                           20
   Financial Highlights and Statements
   of Assets and Liabilities, Operations,
   and Changes in Net Assets

Notes to Financial Statements                                  25

Independent Auditors' Report                                   29

GE S&S Program
Supplementary Information                                      30

Schedules of Investments

  S&S Short Term Interest Fund                                 31

  S&S Money Market Fund                                        34

Supplemental Information                                       35
  Illustrations of the relative market
  value of investments offered
  under the S&S Program based
  on historical earnings.

Disclosure Statement                                           37
  Information about the S&S
  Program investment alternatives.

S&SMutual Funds'
Investment Team                                                48

Shareholder Services                            Inside back cover
   How you can obtain more information


                             Highly Rated S&S Funds

                                 BY MORNINGSTAR
                            Through December 31, 1997
--------------------------------------------------------------------------------
                    NUMBER
   FUND            OF FUNDS         STAR
(CATEGORY)        IN CATEGORY      RATING
--------------------------------------------------------------------------------
S&S Program Mutual -- (Domestic Equity)
--------------------------------------------------------------------------------
  Overall          2332            ****
   3 year          2332            *****
   5 year          1292            ****
   10 year          676            ****

--------------------------------------------------------------------------------
S&S Long Term Interest -- (Taxable Bonds)
--------------------------------------------------------------------------------
   Overall         1371            ****
   3 year          1371            ****
   5 year           771            ****
   10 year          323            ****
--------------------------------------------------------------------------------

Morningstar is an independent fund ranking company that seeks to provide a non-biased rating system used in making investment decisions. A fund is rated in its investment class on a scale of one to five stars through the evaluation of the historical balance of risk and return.

Morningstar proprietary ratings reflect historical risk-adjusted performance through December 31, 1997. The ratings are subject to change every month. Morningstar ratings are calculated from a fund's three-, five- and ten-year returns (with fee and sales charge adjustments) in excess of 90-day Treasury bill returns. Ten percent of the funds in a rating category receive five stars, the next 22.5% receive four stars and the next 35% receive three stars. Returns assume changes in share price and reinvestment of dividends and capital gains. Past performance is no guarantee of future results.

                                                      A LETTER FROM THE CHAIRMAN


DEAR SHAREHOLDER:

The U.S. equity and fixed income markets were very strong during 1997. Despite the volatility in the fourth quarter, the U.S. equity market as measured by the S&P 500 was up 33.3% for 1997 marking the first time in history that the U.S. equity market was up more than 20% for three consecutive years. The bond markets were strong, primarily due to the positive news on the inflation front. The international markets experienced periods of high volatility driven by uncertainty in the Asian markets which started in Southeast Asia and then moved on to Hong Kong and Korea. The international markets ended up 1.8% for the year as measured by the EAFE Index (Europe, Australia, Far East).


                        PERFORMANCE HIGHLIGHTS

In an environment marked by periods of market volatility, the S&S funds performed relatively well in 1997. Both S&S Program Mutual Fund and S&S Long Term Interest Fund beat the average return of their peers for 1997 according to Lipper Analytical Services, an independent mutual fund rating service. S&S Program Mutual Fund was in the top 25% of its Lipper peer group for the 1, 5, and 10 year periods and achieved a return of 33.1% for the year. S&S Long Term was in the top 10% of its Lipper peer group for the 1, 5, and 10 year periods. Additionally, both funds received favorable Morningstar ratings as presented on the inside front cover of this report.

The average returns for each applicable Lipper category and complete details on each funds' performance can be found on the performance review pages included in this annual report.


                        CURRENT MARKET OUTLOOK

The fundamentals for higher U.S. stock prices still appear to be in place. Long-term interest rates are low, corporate earnings are still for the most part solid, and inflation which grew by its lowest margin in 11 years in 1997, remains under control with few signs of picking up steam. Valuations, however, are at or near historical highs. With the uncertainty of how


[GRAPHIC OMITTED]

[PHOTO OF John Myers]
the economic problems in Asia will impact the global economy, stock selection will become increasingly important in 1998. Maintaining a long-term investment perspective is important in all market environments but it's particularly important when markets are likely to be volatile. The foreign markets are likely to continue to experience above average volatility, however, strong companies with solid fundamentals can still be found.

Sincerely,



/s/John Myers


John Myers
Chairman of the Board and President
General Electric Investment Corporation


John Myers is a seasoned veteran of GE's financial community and of GE Investments. John, previously Executive Vice President of GE Investments, began his GE career in 1970 after serving as an officer in the U.S. Navy. He progressed through several global financial assignments in GE corporate staff and GE Power Systems before joining GE Investments in 1986. John serves on the Board of Directors of Doubletree Hotels Corporation. He holds a B.S. in Mathematics from Wagner College, where he serves on the Board of Trustees.

                                                         S&S PROGRAM MUTUAL FUND


Q&A


Gene Bolton is responsible for the overall management of the U.S. equity operation at GE Investments with total assets of over $28 billion. His responsibilities include overseeing the portfolio management team of the S&S Program Mutual Fund. Gene joined GE in 1964. After completing GE's Financial Management Program he held a number of financial and strategic planning positions in the U.S. and Europe. Joining GE Investments in 1984 as Chief Financial Officer, he moved to equities as a Portfolio Manager in 1986 and was named to his present position in 1991. Gene is a Trustee of the GE Pension Trust and GE's employee savings program. He also serves as a Trustee of the Investment Management Workshop, sponsored by the Association for Investment Management and Research. Gene is a graduate of Mundelein College with a B.A. in Business and Management.

Q. HOW DID THE S&S PROGRAM MUTUAL FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 1997?

A. The S&S Program Mutual Fund posted a total return of 33.07%. This compares with a 33.29% return for the Standard & Poor's 500 Index. Our Lipper peer group of 677 Growth and Income funds posted an average return of 27.7% for the same period.

Q.   WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

A. Financial services companies, an area where the fund is well represented, recorded superior investment results due to ongoing consolidation within the industry and a sharp decline in interest rates. The yield on the 30-year Treasury Bond fell from 6.64% at the start of the year to 5.92% on December 31, 1997. Healthcare stocks also enjoyed solid gains. These stocks did particularly well when the economy's growth prospects came into question as a result of the economic and currency crisis in Asia. Healthcare stocks are less sensitive to economic downturns than most other industry groups. We also enjoyed good performance from our investments in electric and telephone utilities, which benefited from the decline in interest rates. As uncertainty in the market increased late in the year, we added to our positions in utility stocks.

Q.   WHICH INVESTMENTS RECORDED GOOD INVESTMENT RESULTS?

A. Three of our better investments in the financial services sector included Morgan Stanley, Dean Witter, Federal National Mortgage Association and Travelers Group. Several of our healthcare holdings performed especially well, particularly the large, blue-chip companies, such as Bristol-Myers and Johnson & Johnson. We also enjoyed good performance from Schlumberger. During the year, investors focused on the fact that energy demand has been rising, but the supply of available drilling equipment has not, which enables oil service companies to command higher prices. We believe this trend will continue well into 1998.

Q.   WHAT IS YOUR OUTLOOK FOR THE FUND?

A. In general, the foundation of the U.S. economy remains solid. Inflation, which grew at 1.7% in 1997, its lowest annual rate in more than a decade, is still under control. Interest rates remain low and corporate earnings have been strong but, the economic and currency problems in Asia have investors concerned about the future earnings of American corporations. Thus, while companies that meet analysts' earnings estimates should do well, companies that fall short of earnings expectations are likely to see their values decrease markedly. Given this backdrop, we expect above average market volatility in the coming months. We intend to use market declines to add to positions of high-quality investments that meet our strict investment criteria. We will continue to make long-term investments in what we consider to be financially sound, well-managed companies with good prospects for solid earnings growth and greater market share in their areas of operation.


[GRAPHIC OMITTED]

[PHOTO OF Gene Bolton]

                                                         S&S PROGRAM MUTUAL FUND


            Comparison of Change in Value of a $10,000 Investment


[GRAPHIC OMITTED]

              S&S PROGRAM MUTUAL        S&P 500

Dec-87        10000                     10000
Dec-88        11502.81                  11664.54
Dec-89        14953.96                  15343.32
Dec-90        14535.91                  14858.2
Dec-91        18782.54                  19401.24
Dec-92        20310.38                  20900.74
Dec-93        22639.84                  22992.73
Dec-94        22241.12                  23291.23
Dec-95        30418.52                  32024.19
Dec-96        37430.58                  39425.84
Dec-97        49810.61                  52552.27

                           AVERAGE ANNUAL TOTAL RETURN
                     for the periods ended December 31, 1997

                         One              Five           Ten
                         Year             Year           Year
--------------------------------------------------------------------------------

S&S Program Mutual       33.07%          19.65%          17.42%

S&P 500                  33.29%          20.25%          18.05%


                             INVESTMENT PROFILE

A Fund designed for investors who seek long-term growth of capital and income. The Fund invests principally in domestic common stocks or in securities convertible into common stocks. Cash, preferred stocks, bonds and foreign securities can also be held.


                         *Lipper Performance Comparison

                      Based on Average Annual Total Returns
                         for the periods ended 12/31/97
                          Growth and Income Peer Group

                                            One       Five      Ten
                                            Year      Year      Year
--------------------------------------------------------------------------------
     Fund's rank in peer group:               74       69        23

     Number of Funds in peer group:          677      271       140

     Peer group average total return:       27.7%    18.2%     15.8%

     Lipper categories in peer group:    Growth and Income,
                                         S&P 500 Index

     * See Notes to Performance for explanation of peer categories.


                              Top Ten Largest Holdings
                           as a percentage of net assets
                                at December 31, 1997
--------------------------------------------------------------------------------
Federal National Mortgage Assoc.      2.2%
--------------------------------------------------------------------------------
Travelers Group Inc.                  2.1%
--------------------------------------------------------------------------------
Bristol-Myers Squibb Co.              2.0%
--------------------------------------------------------------------------------
International Business Machines       1.8%
--------------------------------------------------------------------------------
AlliedSignal Inc.                     1.8%
--------------------------------------------------------------------------------
Johnson & Johnson                     1.7%
--------------------------------------------------------------------------------
Schlumberger Ltd.                     1.7%
--------------------------------------------------------------------------------
Exxon Corp.                           1.7%
--------------------------------------------------------------------------------
Dover Corp.                           1.6%
--------------------------------------------------------------------------------
Du Pont de Nemours (E.I.) & Co.       1.6%
--------------------------------------------------------------------------------

See page 18 for Notes to Performance. Past performance is no guarantee of future results.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1997


                             S&S Program Mutual Fund



[GRAPHIC OMITTED]



Energy & Basic Material       14.4%
Consumer                      17.1%
Capital Goods                 11.2%
Healthcare                    12.3%
Financial Services            18.7%
Retail Trade                   4.6%
Technology                    10.3%
Transportation                 2.0%
Utilities                      7.4%
Cash & Other                   2.0%





                                                  Number
                                                of Shares         Value
--------------------------------------------------------------------------------
Common Stock -- 97.4%
--------------------------------------------------------------------------------

Basic Materials -- 3.9%
Air Products & Chemicals Inc.                    154,793        $ 12,732
Airgas Inc.                                      287,764           4,029(a)
Barrick Gold Corp.                               200,184           3,728
Champion International Corp.                      62,558           2,835
Du Pont de Nemours (E.I.)
   & Co.                                         959,733          57,644
FMC Corp.                                         34,676           2,334(a)
IMC Global Inc.                                  175,161           5,737
Mead Corp.                                       279,658           7,830
Morton International Inc.                        450,114          15,473
Newmont Mining Corp.                             407,675          11,976
PPG Industries Inc.                               27,525           1,572
Rayonier Inc.                                    150,937           6,424
Union Camp Corp.                                  52,548           2,821
W.R. Grace & Co.                                  35,324           2,841
Weyerhaeuser Co.                                 106,419           5,221
                                                                 143,197

[GRAPHIC OMITTED]
Capital Goods -- 11.2%

AlliedSignal Inc.                              1,652,215          64,333
AMP Inc.                                          97,130           4,079
Armstrong World Industries Inc.                   54,900           4,104
Avery Dennison Corp.                              80,323           3,594
Boeing Co.                                       138,313           6,769
Browning-Ferris Industries Inc.                  210,580           7,791
Cooper Industries Inc.                           150,138           7,357





                                            Number
                                          of Shares           Value
--------------------------------------------------------------------------------
Corning Inc.                                75,069         $   2,787
Deere & Co.                                374,945            21,864
Dover Corp.                              1,659,572            59,952
Emerson Electric Co.                       856,312            48,328
Hubbell Inc. (Class B)                     882,586            43,523
Jacobs Engineering Group Inc.               30,029               762(a)
Lockheed Martin Corp.                       95,580             9,415
Mannesmann AG                                4,254             2,150
Martin Marietta Materials Inc.             329,569            12,050
Masco Corp.                                 40,037             2,037
Molex Inc. (Class A)                       241,303             6,937
National Service Industries Inc.            69,166             3,428
Parker Hannifin Corp.                       76,275             3,499
Raytheon Co.                                 3,351               165
Sherwin-Williams Co.                       530,060            14,709
Textron Inc.                               679,408            42,463
Timken Co.                                 105,097             3,613
Tyco International Ltd.                    108,000             4,867
U.S.A. Waste Services Inc.                  95,088             3,732(a)
United Technologies Corp.                  275,932            20,091
Waste Management Inc.                      140,129             3,854
                                                             408,253

Consumer - Cyclical -- 8.2%

ACNielsen Corp.                            342,815             8,356(a)
Automatic Data Processing Inc.             502,963            30,869
Carnival Corp. (Class A)                   123,611             6,845
Catalina Marketing Corp.                    77,572             3,588(a)
Cendant Corp.                              207,691             7,139(a)
Circus Circus Enterprises Inc.             317,792             6,515(a)
Comcast Corp. (Class A)                    432,648            13,655
Comcast UK Cable Partners Ltd.
   (Class A)                               142,631             1,346(a)
Disney (Walt) Co.                          455,499            45,123
Echlin Inc.                                 41,172             1,490
Federal-Mogul Corp.                         50,046             2,027
Ford Motor Co.                             298,474            14,532
Gannett Inc.                               504,564            31,188
General Motors Corp.                        52,549             3,186
Goodyear Tire & Rubber Co.                  82,395             5,242
Harman International
   Industries Inc.                         122,614             5,203
Interpublic Group Cos. Inc.                476,819            23,752
ITT Industries Inc.                        121,362             3,808


----------

See Notes to Schedules of Investments and Financial Statements

             S&S PROGRAM MUTUAL FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1997

                                                    Number
                                                  of Shares         Value
--------------------------------------------------------------------------------
Knight Ridder Inc.                                  40,037      $   2,082
McDonald's Corp.                                   311,086         14,854
Metromedia International
   Group Inc.                                       67,462            641(a)
Nine West Group Inc.                                50,046          1,298(a)
Stanley Works                                      228,743         10,794
Tele-Communications Inc.
   (Series A)                                      477,939         13,352(a)
Tele-Communications Inc.
   Liberty Media Group
   (Series A)                                      157,645          5,715(a)
Tele-Communications TCI
   Ventures Group                                  108,600          3,075(a)
Time Warner Inc.                                   134,273          8,325
Viad Corp.                                         112,604          2,175
Xerox Corp.                                        299,561         22,111
                                                                  298,286

[GRAPHIC OMITTED] Consumer - Stable -- 8.9%

Anheuser Busch Cos. Inc.                           695,395         30,597
Archer-Daniels Midland Co.                         257,737          5,590
Avon Products Inc.                                 175,712         10,784
Coca Cola Co.                                       24,823          1,654
Colgate-Palmolive Co.                              206,590         15,184
Conagra Inc.                                       300,276          9,853
CPC International Inc.                             161,494         17,401
General Mills Inc.                                 140,129         10,037
Gillette Co.                                        47,544          4,775
Hershey Foods Corp.                                 59,155          3,664
International Flavours                              50,697          2,611
International Multifoods Corp.                      42,539          1,204
Kellogg Co.                                         62,558          3,104
Kimberly Clark Corp.                               739,541         36,469
Nestle S.A. (Regd.)                                  4,489          6,725
Pepsico Inc.                                     1,239,288         45,157
Philip Morris Cos. Inc.                            935,860         42,406
Procter & Gamble Co.                               445,691         35,572
Ralston Purina Co.                                 143,882         13,372
Sara Lee Corp.                                     350,066         19,713
Sysco Corp.                                         87,580          3,990
Unilever N.V                                       103,096          6,437
                                                                  326,299


                                                Number
                                              of Shares          Value
--------------------------------------------------------------------------------

[GRAPHIC OMITTED] Energy -- 10.5%

Amoco Corp.                                    273,201         $  23,256
Anadarko Petroleum Co.                          94,165             5,715
Atlantic Richfield Co.                         300,654            24,090
Baker Hughes Inc.                              434,175            18,941
British Petroleum PLC ADR                      159,541            12,713
Burlington Resources Inc.                      467,426            20,947
Diamond Offshore Drilling Inc.                  50,046             2,408
Elf Aquitaine S.A. ADR                          42,539             2,494
Exxon Corp.                                    986,907            60,386
Halliburton Co.                                100,091             5,199
Mobil Corp.                                    479,190            34,592
Nabors Industries Inc.                         307,607             9,670(a)
Pennzoil Co.                                    17,927             1,198
Royal Dutch Petroleum Co. ADR                  740,288            40,114
Schlumberger Ltd.                              776,960            62,545
Texaco Inc.                                    384,253            20,894
Tosco Corp.                                     95,087             3,596
Total S.A. ADR                                 160,147             8,888
Union Pacific Resources
   Group Inc.                                  170,645             4,138
Unocal Corp.                                   421,898            16,375
Valero Energy Corp.                             90,083             2,832
Western Atlas Inc.                              32,530             2,407(a)
                                                                 383,398

[GRAPHIC OMITTED] Financial -- 12.4%

American Express Co.                           417,521            37,264
AmSouth Bancorp                                 55,051             2,990
Bank of New York Inc.                          238,401            13,783
BankAmerica Corp.                              198,552            14,494
BankBoston Corp.                               232,714            21,861
Barnett Banks Inc.                              45,042             3,237
Chase Manhattan Corp.                          149,692            16,391
Citicorp                                       427,626            54,068
CMAC Investment Corp.                            7,202               435
Countrywide Credit Industries                   94,161             4,037
Crestar Financial Corp.                         58,876             3,356
Edwards A.G. Inc.                              114,030             4,533
Federal National Mortgage Assoc              1,393,679            79,527
First Chicago NBD Corp.                         58,863             4,915
Fleet Financial Group Inc.                      55,714             4,175
Green Tree Financial Corp.                      14,713               385
ING Groep N.V. ADR                             105,611             4,469


----------
See Notes to Schedules of Investments and Financial Statements

                                  SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS)

                                                Number
                                              of Shares           Value
--------------------------------------------------------------------------------
Mellon Bank Corp.                               149,304         $   9,051
Merrill Lynch & Co. Inc.                         65,060             4,745
Morgan Stanley, Dean Witter                     758,196            44,828
Norwest Corp.                                   110,101             4,253
State Street Corp.                              177,663            10,338
Summit Bancorp                                   87,581             4,664
T. Rowe Price & Associates                       47,544             2,989
Travelers Group Inc.                          1,412,843            76,117
Trizec Hahn Corp.                                67,562             1,567
United States Bancorp                            57,553             6,442
Wells Fargo & Co.                                58,404            19,824
                                                                  454,738

[GRAPHIC OMITTED] Healthcare -- 12.3%

Abbott Laboratories                             722,616            47,376
Allergan Inc.                                   526,738            17,679
American Home Products Corp.                    120,400             9,211
Baxter International Inc.                       140,629             7,093
Bristol-Myers Squibb Co.                        779,267            73,738
Cardinal Health Inc.                            285,262            21,430
Dentsply International Inc.                     170,157             5,190
Eli Lilly & Co.                                 105,095             7,317
Johnson & Johnson                               957,407            63,069
Lincare Holdings Inc.                           117,608             6,704(a)
Merck & Co. Inc.                                527,988            56,099
Pfizer Inc.                                     580,533            43,286
Scherer (R.P.) Corp.                            219,452            13,387(a)
Schering Plough Corp.                           378,584            23,519
Smithkline Beecham PLC ADR                      439,027            22,582
Sun Healthcare Group Inc.                       127,618             2,473(a)
Sybron International Corp.                       75,070             3,524(a)
Tenet Healthcare Corp.                           85,079             2,818(a)
Watson Pharmaceuticals Inc.                     735,678            23,863(a)
                                                                  450,358

Insurance -- 6.3%
AEGON N.V                                        22,723             2,037
American International
   Group Inc.                                   372,157            40,472
Chubb Corp.                                     279,006            21,100
CIGNA Corp.                                      27,525             4,763
Equitable Cos. Inc.                              50,046             2,490
General Reinsurance Corp.                       186,656            39,571
Hartford Financial Services
   Group Inc.                                    57,553             5,385





                                                    Number
                                                  of Shares        Value
--------------------------------------------------------------------------------
Jefferson-Pilot Corp.                               29,408      $   2,290
Lincoln National Corp.                             192,677         15,053
Loews Corp.                                        329,803         35,000
Marsh & McLennan Cos. Inc.                         302,778         22,576
Provident Cos. Inc.                                560,515         21,650
Reliastar Financial Corp.                          204,838          8,437
TIG Holdings Inc.                                  170,736          5,666
UNUM Corp.                                         108,700          5,911
                                                                  232,401

Retail Trade -- 4.6%
American Stores Co.                                253,433          5,211
Arbor Drugs Inc.                                   416,632          7,708
Costco Cos. Inc.                                   202,686          9,045(a)
Dayton Hudson Corp.                                242,723         16,384
Federated Department
   Stores Inc.                                     268,746         11,573(a)
Home Depot Inc.                                    438,728         25,830
Lowes Cos. Inc.                                    215,197         10,262
Sears Roebuck & Co.                                537,461         24,320
Toys 'R Us Inc.                                    393,101         12,358(a)
Wal Mart Stores Inc.                             1,187,025         46,813
                                                                  169,504

Technology - Electronics and Equipment -- 5.7%
Analog Devices Inc.                                 30,027            831(a)
Applied Materials Inc.                             110,101          3,317(a)
Cisco Systems Inc.                                 447,739         24,961(a)
Compaq Computer Corp.                               35,031          1,977
Hewlett Packard Co.                                305,280         19,080
Intel Corp.                                        728,420         51,172
International Business Machines                    622,257         65,065
Perkin Elmer Corp.                                  77,822          5,530
Pitney Bowes Inc.                                  250,215         22,504
Storage Technology Corp.                            57,553          3,565(a)
Sun Microsystems Inc.                              120,111          4,789(a)
Varian Associates Inc.                             144,763          7,320
                                                                  210,111

Technology - Software & Services -- 4.0%
Computer Associates
   International Inc.                              359,109         18,988
Equifax Inc.                                     1,318,682         46,731
First Data Corp.                                 1,573,684         46,030
Microsoft Corp.                                     52,965          6,846(a)


----------
See Notes to Schedules of Investments and Financial Statements

             S&S PROGRAM MUTUAL FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1997

                                            Number
                                          of Shares          Value
--------------------------------------------------------------------------------
Reuters Holdings PLC ADR
   (Class B)                              372,196         $  24,658
UNOVA Inc.                                 81,525             1,340(a)
                                                            144,593
Transportation -- 2.0%
Burlington Northern Santa Fe              251,481            23,372
Canadian Pacific Ltd.                     562,661            15,333
Continental Airlines Inc.
   (Class B)                              344,783            16,593(a)
Delta Air Lines Inc.                       40,037             4,764
GATX Corp.                                 11,760               853
Laidlaw Inc.                               62,557               852
Pittston Brinks Group                     100,093             4,029
Union Pacific Corp. N.V                    92,585             5,781
                                                             71,577

Utilities -- 7.4%
360 Communications Co.                     25,023               505(a)
Airtouch Communications Inc.            1,158,565            48,153(a)
American Electric Power Inc.              228,945            11,819
American Telephone &
   Telegraph Corp.                        276,758            16,951
Bell Atlantic Corp.                       253,698            23,087
Bellsouth Corp.                           339,662            19,127
CMS Energy Corp.                          100,093             4,410
Duke Energy Corp.                         260,404            14,420
El Paso Natural Gas Co.                    65,060             4,326
Florida Progress Corp.                    176,562             6,930
FPL Group Inc.                            150,789             8,925
GTE Corp.                                 208,953            10,918
MCN Corp.                                  75,069             3,031
New Century Energies Inc.                 110,101             5,278
Northern States Power Co.                  42,539             2,478
NTL Inc.                                  628,780            17,527(a)
PG&E Corp.                                 67,562             2,056
Pinnacle West Capital Corp.                66,561             2,821
SBC Communications Inc.                   472,462            34,608
Sonat Inc.                                150,138             6,869
Sprint Corp.                              123,611             7,247
U.S. WEST Communications
   Group                                  141,223             6,373
WorldCom Inc.                             400,368            12,111(a)
                                                            269,970
Total Common Stock
   (Cost $2,350,981)                                      3,562,685


                                            Principal
                                               Amount         Value
--------------------------------------------------------------------------------
Convertible Bonds -- 0.0%
--------------------------------------------------------------------------------
Ames Department Stores Inc.
1.00%    03/08/00
   (Cost $352)                                $    79             $ 0(a)

                                               Number
                                            of Shares          Value
--------------------------------------------------------------------------------
Preferred Stock -- 0.6%
--------------------------------------------------------------------------------
Airtouch Communications Inc.
   (Class B), 6.00%                            17,667            629
Microsoft Corp. (Series A),
   $2.20                                      245,414         22,057

Total Preferred Stock
   (Cost $21,026)                                             22,686

Total Investments in Securities
   (Cost $2,372,359)                                       3,585,371

                                              Principal
                                                 Amount          Value
--------------------------------------------------------------------------------
Short-Term Investments -- 1.9%
--------------------------------------------------------------------------------

U.S. Government Agencies
Federal National Mortgage Assoc.
5.47%    02/06/98                             $ 10,570          10,512
5.48%    01/12/98                                3,290           3,284
5.57%    02/20/98                               10,000           9,923
5.67%    01/08/98                                5,000           4,994
5.68%    01/07/98                               15,000          14,987

Total U.S. Government Agencies                                  43,700

----------
See Notes to Schedules of Investments and Financial Statements

                                  SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS)



                                          Principal
                                             Amount              Value
--------------------------------------------------------------------------------
Repurchase Agreement
State Street Bank and Trust Co.
6.00%    01/02/98                         $ 27,000                $ 27,000
   (dated 12/31/97, proceeds
   $27,009, collateralized by
   $27,542 United States
   Treasury Notes, 6.375%, 1/15/00)

Total Short-Term Investments
   (Cost $70,700)                                                   70,700

Other Assets and Liabilities,
   net 0.1%                                                          2,733
--------------------------------------------------------------------------------

NET ASSETS -- 100%                                              $3,658,804
================================================================================

[ICON OMITTED] ICONS REPRESENT THE TOP FIVE INDUSTRY WEIGHTINGS IN THE S&S PROGRAM MUTUAL FUND AT DECEMBER 31, 1997.

----------
See Notes to Schedules of Investments and Financial Statements

                                                     S&S LONG TERM INTEREST FUND

Q&A

Robert MacDougall leads the fixed income team at GE Investments. Assets under management exceed $23 billion. His responsibilities include leading the portfolio management team for the S&S Long Term Interest Fund. Bob joined GE Investments in 1986 as Mutual Fund Portfolio Manager, became Senior Vice President - Fixed Income in 1992 and was named to his present position in 1997. Previously he was with GE's Corporate Treasury Operation, managing the Company's $2 billion portfolio of marketable securities and supporting the Treasurer in debt management and capital structure planning. Prior to that, Bob held various financial management positions since joining GE in 1973. He holds Bachelor's and Master's degrees in Business Administration from the University of Massachusetts.

Q. HOW DID THE S&S LONG TERM INTEREST FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 1997?

A. The S&S Long Term Interest Fund posted a total return of 9.53%. This compares with a 9.65% return for the Lehman Brothers Aggregate Bond Index. Our Lipper peer group of 137 Intermediate U.S. Taxable Bond funds posted an average return of 8.1% for the same period.



[GRAPHIC OMITTED]

[PHOTO OF Robert MacDougall]



Q.   WHAT HAPPENED IN THE BOND MARKET DURING THE PAST TWELVE MONTHS?

A. Throughout much of 1997, interest rates trended lower and bond prices moved higher. The year began with the economy showing signs of strength, raising concerns about higher inflation. In turn, the Federal Reserve (the "Fed") raised short-term interest rates by one-quarter of one percent in March. It was the Fed's first rate hike in approximately two years and the only change in monetary policy by the Fed in 1997. The economy showed signs of slowing in April through July. In late July, the bond market received a big boost when Fed chairman Mr. Greenspan gave a generally positive forecast for both the financial markets and the economy during his Humphrey-Hawkins testimony before the Senate. In August, inflationary concerns re-ignited on a slightly stronger-than-expected employment report for July and a robust increase in orders of goods reported by the National Association of Purchasing Managers. In September, however, those concerns abated on news that the economy was growing moderately and inflation was under control. Concerns about the future growth potential of countries along the Pacific Rim and its impact on the global economy sent interest rates tumbling in October and throughout most of November and December.

Q.   WHAT DROVE THE FUND'S PERFORMANCE?

A. The fund's sector allocation was largely responsible for its performance. Early in the year, the fund's overweighted positions in corporate bonds and mortgage backed securities contributed significantly to performance. In 1997, corporate bonds produced the best investment results compared with Treasuries and mortgage backed securities. The fund's decision to increase its exposure to Treasuries in July and September also contributed favorably to its investment results, as Treasuries outperformed mortgage securities during that period.

Q.   WHAT IS YOUR OUTLOOK?

A. Our forecast remains favorable. Real rates of return on fixed-income securities remain attractive compared to other markets. The federal budget deficit is declining, which means the government is likely to issue fewer bonds in the future, and when the supply of available bonds decreases, prices generally rise. Although the U.S. economy is still growing at a healthy pace, the problems in Asia are likely to keep inflation under control, which should translate to good news for fixed-income securities.

                                                     S&S LONG TERM INTEREST FUND

            Comparison of Change in Value of a $10,000 Investment


[GRAPHIC OMITTED]



              S&S LONG TERM    LB AGGREGATE

Dec-87        10000            10000
Dec-88        10736.53         10788.97
Dec-89        12296.92         12356.53
Dec-90        13452.84         13460.53
Dec-91        15609.15         15614.29
Dec-92        16689.47         16768.82
Dec-93        18325.93         18403.91
Dec-94        17867.56         17866.78
Dec-95        21143.49         21167.87
Dec-96        22037.29         21933.01
Dec-97        24138.68         24057.05


                           AVERAGE ANNUAL TOTAL RETURN
                     for the periods ended December 31, 1997

                            One         Five        Ten
                            Year        Year       Year
--------------------------------------------------------------------------------

S&S Long Term               9.53%       7.66%      9.21%


LB Aggregate                9.65%       7.49%      9.18%


                             INVESTMENT PROFILE

A Fund designed for investors who seek a high interest rate of return over a long-term period consistent with prudent management and preservation of capital. The Fund invests principally in obligations of the U.S. Government, corporate bonds, notes and other types of fixed income investments.

                         *Lipper Performance Comparison

                      Based on Average Annual Total Returns
                         for the periods ended 12/31/97
                    Intermediate U.S. Taxable Bond Peer Group

                                             One       Five       Ten
                                             Year      Year       Year

  Fund's rank in peer group:                  13          3          1

  Number of Funds in peer group:              137        56         17

  Peer group average total return:           8.1%      6.1%       7.9%

  Lipper categories in peer group:     Intermediate U.S. Government,
                                       Intermediate U.S. Treasury


*See Notes to Performance for explanation of peer categories.

                     Quality Ratings as of December 31, 1997
--------------------------------------------------------------------------------

                          Percent of
Moody's Ratings +      Market Value
--------------------------------------------------------------------------------
Aaa                       77.5%
--------------------------------------------------------------------------------
Aa                         3.4%
--------------------------------------------------------------------------------
A                          4.7%
--------------------------------------------------------------------------------
Baa                        6.5%
--------------------------------------------------------------------------------
Ba                         7.0%
--------------------------------------------------------------------------------
B                          0.9%
--------------------------------------------------------------------------------

+ Moody's Investors Service, Inc. is a nationally recognized statistical rating organization.


See page 18 for Notes to Performance. Past performance is no guarantee of future results.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1997

                           S&S Long Term Interest Fund



[GRAPHIC OMITTED]

U.S. Governments              39.5%
Corporate Notes               22.9%
Mortgage Backed               31.4%
Cash & Other                   6.2%




                                                Principal
                                                   Amount            Value
--------------------------------------------------------------------------------
Bonds and Notes -- 101.5%
--------------------------------------------------------------------------------

Federal Agencies -- 3.4%
Federal Home Loan Bank
6.15%    10/23/00                                   $ 7,000          $ 6,998
6.172%   11/24/00                                    10,355           10,358
                                                                      17,356
Small Business Administration
6.55%    10/01/17 - 12/01/17                          8,732            8,747

Federal National Mortgage Assoc.
5.96%    07/23/99                                    23,525           23,580
5.82%    08/25/99                                    16,790           16,798
6.41%    07/08/02                                    12,595           12,825
6.99%    07/09/07                                    14,870           15,244
                                                                      68,447
Total Federal Agencies
   (Cost $93,746)                                                     94,550

U.S. Treasuries -- 36.2%
U.S. Treasury Bonds
13.75%   08/15/04                                    46,600          66,755(j)
12.00%   05/15/05                                     5,127           7,012(j)
12.50%   08/15/14                                    12,487          19,302(j)
10.625%  08/15/15                                    76,515         115,000(j)
6.625%   02/15/27                                    54,598          59,273(j)
6.375%   08/15/27                                     1,630           1,719(j)
6.125%   11/15/27                                    92,136          94,684(i)
                                                                    363,745

                                                Principal
                                                   Amount            Value
--------------------------------------------------------------------------------

U.S. Treasury Notes
6.00%    06/30/99                                   $ 53,682      $ 53,950
5.875%   01/31/99 - 08/31/99                         203,413       203,990
5.625%   11/30/99                                    124,310       124,193(i)
7.75%    12/31/99                                     70,967        73,728(j)
5.75%    11/15/00                                     34,589        34,654(i)
6.25%    04/30/01                                     45,377        46,086
6.625%   07/31/01                                     43,135        44,348
6.375%   09/30/01                                      7,330         7,481
5.75%    11/30/02                                     10,317        10,326(i)
5.625%   12/31/02                                     13,479        13,428
6.50%    08/15/05                                      2,800         2,922(i,j)
6.625%   05/15/07                                      3,915         4,144
6.125%   08/15/07                                     18,915        19,438(i)
                                                                   638,688
U.S. Treasury STRIP
6.02%    08/15/11                                     37,187        16,590(d,j)

Total U.S. Treasuries
   (Cost $999,019)                                               1,019,023

Asset Backed -- 5.3%

Advanta Mortgage Loan Trust Corp.
6.30%    07/25/25                                      3,740         3,676
California Infrastructure
6.42%    12/26/09                                      2,567         2,597
Carco Auto Loan Master Trust
6.689%   08/15/04                                     10,885        10,919
First USA Credit Card Trust
6.12%    04/15/01                                     26,297        26,305
Fleetwood Credit Grantor Trust
6.40%    05/15/13                                      5,191         5,219
Ford Credit Auto Loan Master
   Trust Series (Class A)
5.927%   07/15/01                                      5,614         5,621(e)
Green Tree Recreational,
   Equipment & Consumer Trust
6.49%    02/25/18                                      5,284        5,303
IMC Home Equity Loan Trust
7.23%    05/20/27                                      5,627        5,773
Iroquois Trust
6.68%    11/10/03                                      8,487        8,505(b)
6.75%    06/25/07                                      8,357        8,387(b)
MBNA Master Credit Card Trust
6.295%   01/15/02                                      8,797        8,808(e)
6.15%    03/15/03                                     29,000       29,045(e)


----------
See Notes to Schedules of Investments and Financial Statements

                                  SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS)

                                                Principal
                                                   Amount          Value
--------------------------------------------------------------------------------
Signet Master Trust
6.18%    09/16/02                               $ 11,791          $ 11,806(e)
Standard Credit Card Master Trust
6.36%    05/07/00                                  9,300             9,300(e)
Tiers Trust
6.68%    11/17/03                                  6,778             6,802

Total Asset Backed
   (Cost $147,870)                                                 148,066

Corporate Notes -- 22.9%
Abbey National PLC
7.35%    10/29/49                                  6,488             6,793(d)
AFC Capital Trust
8.207%   02/03/27                                  7,235             7,969
Associated Estates Realty Corp.
6.18%    09/27/99                                  8,148             8,168
Banco Hipotecario Nacional
8.00%    06/04/99                                  6,820             6,667(b)
Bancomer S.A.
9.00%    06/01/00                                  6,975             6,940(b)
Bank Austria AG
7.25%    02/15/17                                  7,000             7,371
Bell Telephone Co. - Canada
9.50%    10/15/10                                  4,410             5,504
Bell Telephone Co. - Pennsylvania
8.35%    12/15/30                                  9,014            11,229
BT Preferred Capital Trust
7.875%   02/25/27                                 10,892            11,337
China International Trust &
    Investment Corp.
9.00%    10/15/06                                  4,405             4,609
Circus Circus Enterprises Inc.
6.70%    11/15/96                                  7,145             7,137
Cleveland Electric Illuminating Co.
7.19%    07/01/00                                  2,550             2,588
Columbia University
6.83%    12/15/20                                  4,000             4,149
Conseco Inc.
8.70%    11/15/26                                  6,729             7,523
Continental Cablevision Inc.
8.50%    09/15/01                                  5,825             6,187
8.30%    05/15/06                                  8,433             9,204
CSX Corp.
7.05%    05/01/02                                  2,520             2,583



                                                Principal
                                                   Amount          Value
--------------------------------------------------------------------------------
DDR Pass-Through Asset Trust
7.125%   03/15/02                               $ 11,170         $ 11,340(b)
Delta Air Lines Inc.
7.79%    12/01/98                                  5,465            5,541
Deutsche Bank Financial Inc.
6.70%    12/13/06                                  3,375            3,422
Empresa Nacional De Electricidad
8.125%   02/01/2097                                5,000            5,190
Energy Group Overseas
7.375%   10/15/17                                  6,400            6,615(b)
Farmers Insurance Exchange
8.625%   05/01/24                                  4,895            5,663(b)
FBOP Capital Trust
10.20%   02/06/27                                  1,300            1,501(b)
Federated Department Stores Inc.
10.00%   02/15/01                                  5,800            6,371
Felcor Suites Ltd.
7.375%   10/01/04                                  4,000            3,990(b)
First Security Capital
8.41%    12/15/26                                  3,867            4,236
Ford Motor Credit Corp.
7.32%    05/23/02                                 13,835           13,999
Freeport Term Malta Ltd.
7.50%    03/29/09                                  7,945            8,367(b)
Fujian International Trust &
   Investment Corp.
7.375%   08/25/07                                  2,490            2,363(b)
Greenpoint Bank
6.70%    07/15/02                                  4,600            4,636
Gruma SA de CV
7.625%   10/15/07                                  1,600            1,575(b)
Guangdong International
   Trust & Investment Corp.
8.875%   05/22/07                                  4,640            4,147(b)
8.75%    10/24/16                                  5,320            5,490(b)
Heritage Media Corp.
8.75%    02/15/06                                  4,600            4,893
Hydro-Quebec
8.05%    07/07/24                                  7,418            8,540
8.25%    04/15/26                                  6,680            7,788
Ikon Capital Resource Inc.
6.27%    07/19/99                                  4,000            4,011
Ikon Office Solutions Inc.
6.75%    12/01/25                                  4,370            4,219


----------
See Notes to Schedules of Investments and Financial Statements

         S&S LONG TERM INTEREST FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1997


                                            Principal
                                               Amount             Value
--------------------------------------------------------------------------------
Industrial Finance Corp.
7.00%    08/04/07                            $ 8,341              $ 7,924(b)
Israel Electric Corp. Ltd.
8.10%    12/15/96                             11,585               11,984(b)
Korea Development Bank
7.125%   09/17/01                              1,800                1,509
6.625%   11/21/03                              5,045                3,925
7.375%   09/17/04                              1,675                1,341
Korea Electric Power Corp.
7.75%    04/01/13                              6,435                4,636
Landeskreditbank Baden
7.875%   04/15/04                              7,165                7,815
LCI International Inc.
7.25%    06/15/07                              4,060                4,207
Lehman Brothers Holdings Inc.
6.90%    03/30/01                              8,138                8,269
Liberty Mutual Insurance Co.
8.20%    05/04/07                              6,075                6,733(b)
Loewen Group International Inc.
6.70%    10/01/99                             10,067               10,020(b)
7.50%    04/15/01                             11,589               11,743(b)
Long Island Lighting
7.30%    07/15/99                              5,515                5,588
Meditrust
7.114%   08/15/04                              5,070                5,121
Merita Bank Ltd.
7.15%    12/29/49                              6,375                6,476(b)
Merrill Lynch & Co. Inc.
5.938%   05/19/98                             17,870               17,879
6.008%   01/22/99                              6,215                6,244
MIC Financing Trust
8.375%   02/01/27                              7,120                7,478(b)
Morgan Stanley Finance PLC
8.03%    02/28/17                              3,860                4,096
National Westminster Bank PLC
7.75%    04/29/49                              6,654                7,166
New Jersey Economic Development Authority
7.425%   02/15/29                              4,255                4,698
New York State Dormitory Authority Revenue
6.32%    04/01/99                              8,110                8,133
News America Holdings Inc.
8.15%    10/17/36                              9,033                9,786
Niagara Mohawk Power Corp.
9.50%    06/01/00                              3,000                3,174



                                            Principal
                                               Amount             Value
--------------------------------------------------------------------------------

Norfolk Southern Corp.
7.90%    05/15/2097                         $ 10,774             $ 12,233
North Atlantic Energy Corp.
9.05%    06/01/02                              6,936                7,128
NRG Energy Inc.
7.50%    06/15/07                              5,880                6,078(b)
NWCG Holding Corp.
6.33%    06/15/99                              9,300                8,502(d)
Oryx Energy Co.
10.00%   06/15/99                              7,350                7,675
9.50%    11/01/99                              5,025                5,268
Paramount Communications Inc.
5.875%   07/15/00                              3,200                3,130
Petroleos Mexicanos
8.00%    07/01/98                              4,235                4,256(b)
7.75%    10/29/99                              7,565                7,603(b)
Philip Morris Cos. Inc.
7.20%    02/01/07                              3,770                3,890
PSI Energy Inc.
6.25%    12/15/98                              4,300                4,305
Reliance Industries Ltd.
10.50%   08/06/46                              3,850                3,962(b)
Republic New York Corp.
7.20%    07/15/2097                            5,155                5,379
Republic of Argentina
9.50%    11/30/02                              5,700                5,668
Republic of Columbia
7.25%    02/15/03                              4,000                3,918
Republic of Panama
7.875%   02/13/02                              4,000                3,870(b)
Riggs Capital Trust
8.625%   12/31/26                              3,860                4,096(b)
St. George Funding Co.
8.485%   12/31/49                              9,085                9,906(b)
Sun Life Canada Capital Trust
8.526%   05/29/49                              7,390                 8,159(b)
Taubman Realty Group L.P.
8.00%    06/15/99                              9,787                10,006
TCI Communications Inc.
8.65%    09/15/04                              4,415                 4,837
Tele-Communications Inc.
6.469%   12/20/00                              5,049                 5,091
9.25%    04/15/02                              4,200                 4,610
Tenet Healthcare Corp.
8.00%    01/15/05                              5,815                 5,917


----------
See Notes to Schedules of Investments and Financial Statements

                                  SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS)


                                          Principal
                                             Amount              Value
--------------------------------------------------------------------------------
Time Warner Entertainment Co. L.P.
10.15%   05/01/12                           $ 6,438              $ 8,234
Time Warner Inc.
4.90%    07/29/99                            14,565               14,275(b)
6.10%    12/30/01                             3,800                3,724(b)
Toledo Edison Co.
7.38%    03/31/00                            10,067               10,174
Total Access Communication PLC
7.625%   11/04/01                             3,855                2,043(b)
Transamerica Capital
7.625%   11/15/37                             6,800                7,071(b)
Triton Energy Ltd.
8.75%    04/15/02                             7,258                7,450
Universal Outdoor Inc.
9.75%    10/15/06                             2,850                3,199
Viacom Inc.
7.75%    06/01/05                            13,650               13,883
Videotron Holdings PLC
11.00%   08/15/05                             4,000                3,538
Washington Mutual Capital
8.375%   06/01/27                             6,015                6,631
Waterford Funding Corp.
8.09%    01/02/17                             1,160                1,213
Yale University Notes
7.375%   04/15/96                            11,299               12,511

TOTAL CORPORATE NOTES
   (Cost $629,121)                                               645,233

Mortgage Backed -- 31.4%
Federal Home Loan Mortgage Corp.
7.50%    06/01/10                            32,146               33,078
9.00%    05/01/16-11/01/16                    6,234                6,674
9.00%    12/01/24                            11,065               11,823
9.00%    04/01/25                            10,315               11,014
                                                                  62,589
Federal National Mortgage Assoc.
6.50%    01/01/04                             1,810                1,815
9.00%    02/01/09                               190                  201
9.00%    05/01/10                                44                   46
9.00%    09/01/13                               929                  984
9.00%    01/01/14 - 08/01/14                  5,948                6,373
6.50%    06/01/14                            11,963               11,970
9.00%    05/01/15 - 12/01/15                    257                  271
9.00%    07/01/16 - 10/01/16                    180                  192



                                          Principal
                                             Amount              Value
--------------------------------------------------------------------------------

8.50%    09/01/16                            $  219              $   231
9.00%    01/01/17 - 08/01/17                    576                  615
9.00%    03/01/18 - 05/01/18                    462                  499
9.00%    02/01/19 - 09/01/19                  4,500                4,853
9.00%    02/01/21 - 06/01/21                    343                  369
8.50%    04/01/21 - 10/01/21                    881                  929
9.50%    09/01/21                                55                   60
9.00%    03/01/22 - 04/01/22                  1,546                1,667
9.50%    05/01/22 - 06/01/22                     28                   30
8.50%    06/01/22 - 12/01/22                    621                  653
8.50%    01/01/23 - 02/01/23                  1,865                1,965
8.00%    08/01/24                                 1                    1
8.50%    10/01/24 - 11/01/24                      5                    5
9.00%    10/01/24                            15,980               17,034
9.00%    05/01/25                            23,789               25,357
5.22%    07/01/26                             3,327                2,546(d)
7.00%    08/01/27 - 10/01/27                116,542               47,022
6.154%   03/01/33                             8,724                8,721(h)
6.193%   05/01/36                            12,193               12,190(h)
6.196%   05/01/36                            27,344               27,335(h)
6.50%    TBA                                 25,500               25,492(c)
7.00%    TBA                                113,469              114,320(c)
                                                                 313,746
Government National Mortgage Assoc.
9.00%    06/15/16 - 12/15/16                  1,062                1,155
9.00%    01/15/17 - 12/15/17                 14,664               15,970
8.50%    10/15/17                            17,764               18,986
9.00%    04/15/18 - 11/15/18                  2,486                2,703
8.00%    08/15/18                               130                  136
9.00%    07/15/19 - 12/15/19                  6,154                6,683
8.00%    10/15/19                               561                  587
8.00%    07/15/21 - 12/15/21                    549                  572
8.00%    01/15/22 - 12/15/22                  7,982                8,321
8.00%    01/15/23 - 12/15/23                 38,662               40,267
6.50%    01/15/24 - 12/15/24                 24,275               24,072
                                                                 119,452
Collateralized Mortgage Obligations
American Housing Trust
9.50%    01/25/21                                 4                1,173(d,g)
Amresco Commercial
   Mortgage Funding Corp.
6.73%    06/17/29                             6,881                6,944


----------
See Notes to Schedules of Investments and Financial Statements

         S&S LONG TERM INTEREST FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1997


                                              Principal
                                                 Amount             Value
--------------------------------------------------------------------------------
Asset Securitization Corp.
6.50%    12/14/02                            $ 5,037              $ 5,078
BCF
7.22%    11/25/28                             16,978               17,190
7.25%    11/25/28                             10,341                9,935
5.476%   11/25/38                              7,113                7,095
BHN Mortgage Trust
7.916%   07/25/09                              3,296                3,219(b)
7.54%    05/31/17                              4,713                4,523(b)
Collateralized Mortgage
   Obligation Trust
5.46%    09/01/15                              4,292                3,781(d,f)
5.75%    11/01/18                              5,122                3,728(d,f)
CS First Boston Mortgage
   Securities Corp.
6.425%   08/20/30                              1,383                1,383
DLJ Mortgage Acceptance Corp.
6.65%    12/17/27                              5,569               5,616(b)
Federal Home Loan
   Mortgage Corp.
8.00%    04/15/20                              6,626               6,893
7.50%    04/15/21                             11,525              11,813
4.95%    04/01/27                             51,462              37,133(d,f)
Federal National Mortgage Assoc.
7.148%   10/17/09                              7,315               7,583
8.50%    03/01/17 - 04/01/17                   8,534               2,198(g)
8.50%    01/01/18                                984                 254(g)
7.00%    06/18/20                             14,976              15,090(b)
7.41%    03/25/21                             11,665              12,343
9.00%    05/25/22                              6,507               1,730(g)
8.50%    07/25/22                             11,563               3,167(g)
6.00%    08/25/23                             19,963               5,839(g)
5.15%    12/15/24                             19,963              13,494(d,f)
5.05%    04/01/27                              4,772               3,701(d,f)
Federal National Mortgage
   Assoc. REMIC
7.623%   12/17/04                              7,841                8,191(d)
6.856%   06/17/11                              5,790                5,888(d)
6.909%   06/25/16                             16,498               16,890
6.82%    07/25/20                             10,648                9,895(d,f)
5.67%    12/25/22                              6,435                5,177(d,f)
GS Mortgage Securities Corp.
6.46%    07/13/30                              8,178                8,336
Mid State Trust
7.54%    07/01/35                              2,753                2,889



                                              Principal
                                                 Amount             Value
--------------------------------------------------------------------------------
Morgan Stanley Capital Inc.
6.86%    05/15/06                            $ 9,808              $ 9,995(b)
6.504%   10/15/10                             10,171               10,218(b)
6.59%    10/03/30                              3,347                3,382
Residential Assets Securitization Trust
7.75%    04/25/27                             17,637               18,266
7.50%    08/25/27                             10,377               10,797
Residential Resources Inc.
8.00%    10/01/18                              3,909                3,937
Salomon Brothers Mortgage Securities Inc.
8.125%   11/01/12                              3,626                3,726
7.00%    07/25/24                              6,474                6,412
7.00%    10/01/27                              8,212                8,227
Sawgrass Finance REMIC Trust
6.45%    01/20/06                             10,944               11,047
Structured Asset Securities Corp.
5.65%    01/25/00                              4,443                4,443(b)
6.79%    06/12/04                              5,025                5,132
6.287%   06/15/15                                  3                    3(b)
8.495%   04/25/27                             20,320               21,057
10.25%   02/25/28                             82,825                4,323(d)
Vornado Finance Corp.
6.36%    12/01/00                             20,964               20,970(b)
                                                                  390,104
Total Mortgage Backed
   (Cost $873,327)                                                885,891

Foreign Denominated Notes -- 2.3%
Dutch Government
5.75%    02/15/07    NLG                      23,888               12,134
Federal Republic of Germany
6.00%    07/04/07    DEM                      20,211               11,801
Government of Canada
7.00%    12/01/06    CAD                      20,900               16,034
Kingdom of Belgium
6.25%    03/28/07    BEL                     430,745               12,336
Kingdom of Denmark
7.00%    11/15/07    DKK                      77,601               12,433

TOTAL FOREIGN DENOMINATED NOTES
   (Cost $62,583)                                                  64,738

Total Bonds and Notes
    (Cost $2,805,666)                                           2,857,501

----------
See Notes to Schedules of Investments and Financial Statements

                                  SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS)


                                                Number
                                              of Shares            Value
--------------------------------------------------------------------------------

Preferred Stock -- 1.5%
--------------------------------------------------------------------------------
Entertainment Property
   Inc., 14.25%                                6,000             $ 5,671(b)
Home Ownership, 13.33%                         9,170               8,918(b)
New Plan Realty Trust, 7.80%                 145,118               7,528
News Corp. Exchange
   Trust, 5.00%                               46,040               3,188(b)
Pinto Totta International
   Finance Ltd., 7.47%                         6,691               6,959(a,b)
Repsol International Capital
   Ltd., 7.45%                               161,000               4,055
Simon DeBartolo Group Inc.
   (Series C), 7.89%                         129,425               6,714

Total Preferred Stock
   (Cost $42,244)                                                 43,033

Total Investments in Securities
   (Cost $2,847,910)                                           2,900,534

                                          Principal
                                             Amount               Value
--------------------------------------------------------------------------------

Short-Term Investments -- 9.3%
--------------------------------------------------------------------------------

U.S. Government Agencies (d)
Federal Home Loan Bank
5.10%    01/02/98                           $ 18,000             17,997
Federal Home Loan Mortgage Corp.
6.00%    01/02/98                             42,050             42,043
5.60%    01/26/98                            122,245            121,764

Total U.S. Government Agencies                                  181,804


                                                Number
                                              of Shares          Value
--------------------------------------------------------------------------------
GEI Short Term
   Investment Fund                             80,089            80,089

Total Short-Term Investments
   (Cost $261,893)                                              261,893




                               Expiration Date/   Number of
                                   Strike Price   Contracts      Value
--------------------------------------------------------------------------------

Call Options Written -- 0.0%
--------------------------------------------------------------------------------
U.S. Treasury
  Bond                          Jan. 98/106.19    22,755,000     $ (38)
U.S. Treasury
  Bond                          Jan. 98/105.50    22,300,000       (82)

Total Call Options Written
   (Premium $(153))                                               (120)

--------------------------------------------------------------------------------
Put Options Written -- 0.0%
--------------------------------------------------------------------------------
U.S. Treasury
  Bond                        Jan. 98/100.19      22,755,000         (66)
U.S. Treasury
  Bond                        Jan. 98/99.50       22,300,000         (89)

Total Put Options Written
    (Premium $(162))                                                (155)

Other Assets and Liabilities, net (12.3%)                       (343,373)
                                                              ----------
NET ASSETS --  100%                                           $2,818,779
                                                              ==========


FORWARD FOREIGN CURRENCY CONTRACTS
--------------------------------------------------------------------------------
At December 31, 1997, the outstanding forward foreign currency contracts, which obligate the S&S Long Term Interest Fund to deliver currencies at a specified date, were as follows:

                                       U.S. $ Cost      U.S. $
Foreign Currency         Foreign      on Origination   Current      Unrealized
Sale Contracts           Currency        Date           Value      Appreciation
--------------------------------------------------------------------------------
BEL, expiring
  01/12/98                471,199        $ 12,917      $ 12,726      $ 191
CAD, expiring
  01/12/98                 23,069          16,298        16,150        145
DEM, expiring
  01/12/98                 21,601          12,217        12,016        201
DKK, expiring
  01/12/98                 84,455          12,572        12,335        238
NLG, expiring
  01/12/98                 25,635          12,872        12,652        222
                                         --------      --------      -----
                                         $ 66,876      $ 65,879      $ 997
                                         ========      ========      =====

----------
See Notes to Schedules of Investments and Financial Statements

                                                NOTES TO PERFORMANCE (UNAUDITED)

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains, if any. Investment returns and net asset value on an investment will fluctuate and you may have a loss or gain when you sell your shares.

The Standard & Poor's ("S&P") Composite Index of 500 stocks (S&P 500 Index) and the Lehman Brothers Aggregate Bond Index (LB Aggregate) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index. The S&P 500 Index is a composite of the prices of 500 widely held stocks recognized by investors to be representative of the stock market in general. LB Aggregate is a composite index of short-, medium-, and long-term bond performance and is widely recognized as a barometer of the bond market in general. The majority of the broad market returns are not available from the funds' commencement of investment operations through December 31, 1997. The results shown for the foregoing indices assume the reinvestment of net dividends or interest and are unaudited.

The peer universe of funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. This blend is the same as the category blend used by the Wall Street Journal. The actual number of funds and numerical rankings in the Lipper and Wall Street Journal universes could differ since the Wall Street Journal excludes certain funds which do not meet their net asset or number of shareholder publication thresholds. Lipper is an independent mutual fund rating service.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the GE S&S Program Disclosure Statement for complete descriptions of investment objectives, policies, risks and permissible investments.

                        NOTES TO SCHEDULES OF INVESTMENTS (DOLLARS IN THOUSANDS)

(a)  Non-income producing security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1997, these securities amounted to $317,764 or 11.3% of net assets for the S&S Long Term Interest Fund. These securities have been determined to be liquid using guidelines established by the Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)  Rate represents effective yield.

(e) Floating rate coupon. The stated rate represents the rate at December 31, 1997.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the interest only holding.

(h) Adjustable rate mortgage coupon. The stated rate represents the rate at December 31, 1997.

(i)  All or a portion of security out on loan.

(j) At December 31, 1997 all or a portion of this security was pledged to cover collateral requirements for futures, options or TBA's.

ABBREVIATIONS:

ADR    -- American Depositary Receipt

Regd   -- Registered

REMIC  -- Real Estate Mortgage
           Investment Conduit

STRIPS -- Separate Trading of Registered
           Interest and Principal of Securities

CURRENCY TERMS:

BEL -- Belgian Franc

CAD -- Canadian Dollar

DEM -- Deutsche Mark

DKK -- Danish Krone

NLG -- Netherlands Guilder

                                                            FINANCIAL HIGHLIGHTS
   Selected data based on a share outstanding during the year ended December 31:


S&S Program Mutual Fund                              1997             1996            1995             1994            1993
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                 $45.54           $41.19           $33.59           $37.01           $37.21
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                              0.87             0.97             1.00             1.00             1.04
  Net realized and unrealized
    gains (losses) on investments                   14.04             8.63            11.33            (1.65)            3.23
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS                             14.91             9.60            12.33            (0.65)            4.27
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                              0.87             0.96             1.00             1.00             1.04
  Net realized gains                                 6.52             4.29             3.73             1.71             3.43
  Tax return of capital                              0.00             0.00             0.00             0.06             0.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                  7.39             5.25             4.73             2.77             4.47
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF YEAR                       $53.06           $45.54           $41.19           $33.59           $37.01
===============================================================================================================================

TOTAL RETURN(a)                                    33.07%           23.05%           36.77%           (1.76%)          11.47%


RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of year
    (in thousands)                             $3,658,804       $2,790,830       $2,314,537       $1,717,813       $1,805,194
  Ratios to average net assets:
    Net investment income                           1.60%            2.10%            2.48%            2.70%            2.67%
    Expenses                                        0.08%            0.12%            0.12%            0.13%            0.11%
  Portfolio turnover rate                             31%              36%              47%              33%              37%
  Average brokerage commission(b)                  $0.057           $0.072              N/A              N/A              N/A


----------
See Notes to Financial Highlights and Financial Statements

                                                            FINANCIAL HIGHLIGHTS
   Selected data based on a share outstanding during the year ended December 31:


S&S Long Term Interest Fund                         1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                $11.28           $11.59            $10.52           $11.64           $11.82
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                             0.76             0.77              0.80             0.74             0.77
  Net realized and unrealized
    gains (losses) on investments                   0.27            (0.31)             1.07            (1.03)            0.36
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS                             1.03             0.46              1.87            (0.29)            1.13
------------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income                             0.76             0.77              0.80             0.74             0.77
  Net realized gains                                0.00             0.00              0.00             0.09             0.54
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                 0.76             0.77              0.80             0.83             1.31
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF YEAR                      $11.55           $11.28            $11.59           $10.52           $11.64
====================================================================================================================================

TOTAL RETURN(a)                                     9.53%            4.23%            18.34%           (2.50%)           9.80%


RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of year
  (in thousands)                              $2,818,779       $2,842,343        $3,096,022       $2,806,433       $3,238,094
  Ratios to average net assets:
    Net investment income                           6.70%            6.87%             7.18%            6.66%            6.36%
    Expenses                                        0.11%            0.13%             0.11%            0.11%            0.07%
  Portfolio turnover rate                           218%             194%              314%             219%             154%

----------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains, and assume no sales charge.

(b) For the fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. Mark-ups, mark-downs and spreads on shares traded on a principal basis are not included unless they are disclosed on confirmations prepared in accordance with rule 10b-10 under the Securities Act of 1934.

----------

See Notes to Financial Highlights and Financial Statements

 STATEMENTS OF ASSETS
 AND LIABILITIES December 31, 1997 (Amounts in thousands)


                                                     S&S PROGRAM       S&S LONG TERM
                                                     MUTUAL FUND       INTEREST FUND
                                                     -----------       -------------
ASSETS
  Investments in securities, at market
    (Cost $2,372,359 and $2,847,910, respectively)     $3,585,371        $2,900,534
  Short term investments (at amortized cost)               70,700           261,893
  Cash                                                         32             3,298
  Foreign currency (Cost $49 and $12, respectively)            49                12
  Receivable for investments sold                               0            32,214
  Income receivables                                        3,994            36,721
  Receivable for fund shares sold                             752                 0
  Receivable on forward foreign currency contracts              0               997
-----------------------------------------------------------------------------------
    TOTAL ASSETS                                        3,660,898         3,235,669
-----------------------------------------------------------------------------------
LIABILITIES
  Options written, at market (Premium received
     $0 and $315, respectively)                                 0               275
  Distributions payable to shareholders                         0             2,887
  Payable upon return of securities loaned                      0           192,574
  Payable for investments purchased                             0           216,216
  Payable for fund shares redeemed                             58             2,508
  Payable to GEIC                                           2,036             2,430
-----------------------------------------------------------------------------------
    TOTAL LIABILITIES                                       2,094           416,890
-----------------------------------------------------------------------------------
NET ASSETS                                             $3,658,804        $2,818,779
===================================================================================

NET ASSETS CONSIST OF:
  Capital paid in                                      $2,448,111        $2,769,532
  Undistributed net investment income                         754             4,512
  Accumulated net realized loss                            (3,073)           (8,919)
  Net unrealized appreciation on:
    Investments                                         1,213,012            52,624
    Written options                                             0                40
    Foreign currency related transactions                       0               990
-----------------------------------------------------------------------------------
NET ASSETS                                             $3,658,804        $2,818,779
===================================================================================
Shares outstanding ($25.00 and $10.00 par value,
  respectively)                                            68,953           243,970
Net asset value, offering and redemption
  price per share                                          $53.06            $11.55

----------
See Notes to Financial Statements

STATEMENTS OF OPERATIONS
For the year ended December 31, 1997 (Amounts in thousands)

                                                 S&S PROGRAM       S&S LONG TERM
                                                 MUTUAL FUND       INTEREST FUND
                                                 -----------       -------------

INVESTMENT INCOME
  INCOME:
    Dividends                                     $ 52,372            $  5,858
    Interest                                         3,288             185,596
    Less: Foreign taxes withheld                      (403)                  0
--------------------------------------------------------------------------------

  TOTAL INCOME                                      55,257             191,454
--------------------------------------------------------------------------------

  EXPENSES:
    Administration expenses                          1,443               1,800
    Shareholder servicing agent expenses               253                 256
    Transfer agent fees                                370                 517
    Custody and accounting expenses                    426                 402
    Professional fees                                   72                  76
    Registration, filing, printing and
      miscellaneous expenses                            60                  47
--------------------------------------------------------------------------------
  TOTAL EXPENSES                                     2,624               3,098
--------------------------------------------------------------------------------

  NET INVESTMENT INCOME                             52,633             188,356
================================================================================


NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  REALIZED GAIN (LOSS) ON:
    Investments                                    397,311              27,798
    Futures                                              0                (108)
    Written options                                      0                 881
    Foreign currency related transactions             (110)             10,146
  INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
    DEPRECIATION ON:
    Investments                                    469,332              29,959
    Futures                                              0                (229)
    Written options                                      0                  40
    Foreign currency related transactions                5                 (16)
--------------------------------------------------------------------------------

  Net realized and unrealized gain
    on investments                                 866,538              68,471
--------------------------------------------------------------------------------

  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                               $919,171            $256,827
================================================================================


----------

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1997 and 1996 (Amounts in thousands)



                                                              S&S PROGRAM                     S&S LONG TERM
                                                              MUTUAL FUND                     INTEREST FUND

                                                         1997             1996             1997              1996
---------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income                          $   52,633        $   53,977        $  188,356        $  198,980
    Net realized gain (loss) on investments,
      futures, written options and
      foreign currency related transactions           397,201           241,594            38,717           (12,333)
    Net increase (decrease) in unrealized
      appreciation/depreciation                       469,337           236,640            29,754           (73,389)
---------------------------------------------------------------------------------------------------------------------
    Net increase from operations                      919,171           532,211           256,827           113,258
---------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                             (52,667)          (53,080)         (188,578)         (199,141)
    Net realized gains                               (396,432)         (237,331)                0                 0
---------------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                                (449,099)         (290,411)         (188,578)         (199,141)
---------------------------------------------------------------------------------------------------------------------
  Increase (decrease) in net assets from
    operations and distributions                      470,072           241,800            68,249           (85,883)
---------------------------------------------------------------------------------------------------------------------
  SHARE TRANSACTIONS:
    Proceeds from sale of shares                      280,080           194,738           298,242           208,396
    Value of distributions reinvested                 413,300           268,219           180,252           188,128
    Cost of shares redeemed                          (295,478)         (228,464)         (570,307)         (564,320)
---------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from
    share transactions                                397,902           234,493           (91,813)         (167,796)
---------------------------------------------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS             867,974           476,293           (23,564)         (253,679)

NET ASSETS
  Beginning of year                                 2,790,830         2,314,537         2,842,343         3,096,022
---------------------------------------------------------------------------------------------------------------------
  End of year                                      $3,658,804        $2,790,830        $2,818,779        $2,842,343
=====================================================================================================================

UNDISTRIBUTED NET INVESTMENT
  INCOME, END OF YEAR                                    $754              $897            $4,512            $1,959

---------------------------------------------------------------------------------------------------------------------
CHANGES IN FUND SHARES
---------------------------------------------------------------------------------------------------------------------

Shares sold                                             5,288             4,338            26,446            18,569
Issued for distributions reinvested                     7,957             5,778            15,927            16,794
Shares redeemed                                        (5,569)           (5,029)          (50,494)          (50,311)
---------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN FUND SHARES                  7,676             5,087            (8,121)          (14,948)
=====================================================================================================================


----------

See Notes to Financial Statements

                              NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 1997


1. ORGANIZATION OF THE FUNDS

The S&S Program Mutual Fund and S&S Long Term Interest Fund (each a "Fund" and collectively the "Funds") are registered under the Investment Company Act of 1940 (as amended) (the "1940 Act") as open-end management investment companies. The Funds are two of the investment options offered under the GE Savings & Security Program ("Program"). The Program, through a trust, owns 56% of the S&S Program Mutual Fund and 71% of the S&S Long Term Interest Fund. The Funds operate as Employees' Securities Companies (as defined in the 1940 Act) and as such are exempt from certain provisions of the 1940 Act.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following summarizes the significant accounting policies of the Funds:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates, but are expected to be immaterial.

SECURITY VALUATION AND TRANSACTIONS

Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a computerized matrix system, which considers market transactions and dealer supplied valuations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are principally traded. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Forward foreign currency contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. Short-term investments maturing within 60 days are valued at amortized cost. Fund positions which cannot be valued as set forth above are valued at fair value determined under procedures approved by the Board of Trustees of the Funds.

Transactions are accounted for as of the trade date. Realized gains or losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

FOREIGN CURRENCY

Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities and purchases and sales of investment securities denominated in a foreign currency are translated to U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss from investments. Reported net realized exchange gains or losses from foreign currency transactions represent sale of foreign currencies, currency gains or losses between the trade date and the settlement date on securities transactions, realized gains and losses on forward foreign currency contracts, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities as a result of changes in exchange rates.

Income Taxes
It is each Fund's policy to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and gains to its shareholders and, therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders. At December 31, 1997, the S&S Long Term Interest Fund had a capital loss carryover of $ 8,755,413 which

                              NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 1997

expires December 31, 2004. Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

INVESTMENT INCOME

Corporate actions (including cash dividends) are recorded net of nonreclaimable tax withholdings on the ex-dividend date, except for certain foreign securities for which corporate actions are recorded as soon after ex-dividend date as such information is available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds are accreted or amortized to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES

Expenses of the Funds which are directly identifiable to a specific fund are allocated to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. All expenses of the Funds are paid by General Electric Investment Corporation ("GEIC"), the investment adviser to the Funds, and reimbursed by the Funds.

DISTRIBUTIONS TO SHAREHOLDERS

The S&S Long Term Interest Fund declares net investment income dividends daily and pays them monthly. The S&S Program Mutual Fund declares and pays dividends from net investment income annually. The Funds declare and pay net realized capital gain distributions annually. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of realized and unrealized gains and losses on forward foreign currency contracts, paydown gains and losses on mortgage-backed securities, and losses on wash sale transactions. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments. During any particular year, net realized gains from investment transactions in excess of any applicable capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, will be declared and paid to their shareholders annually.

WHEN-ISSUED SECURITIES

The Funds may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. This may increase the risk if the other party involved in the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous yields. In connection with such purchases, the Funds are required to hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price, unless they enter into an offsetting contract for the sale of equal securities and value.

FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in the market value is recorded by the Funds as an unrealized gain or loss. When the Forward is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Funds could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Funds may enter into Forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency.

REPURCHASE AGREEMENTS

The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. It is the policy of the Funds to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Funds have the right to liq-

                              NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 1997

uidate the collateral and apply the proceeds in satisfaction of the obligation.

FUTURES AND OPTIONS

The Funds may invest in futures contracts and purchase and write options. These investments involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts reflect the extent of the involvement the Funds have in the particular classes of these instruments. Risks may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities and interest rates. Risks also may arise if there is an illiquid secondary market for the instruments, or an inability of counterparties to perform. The Funds may invest in futures contracts for the following reasons: (1) for the purpose of hedging against the effects of changes in the value of portfolio securities or other investments due to anticipated changes in interest rates, stock market conditions and currency market conditions, (2) to gain stock, bond, or currency market exposure for accumulating and residual cash positions, (3) for duration management, (4) when such transactions are an economically appropriate way to reduce risks inherent in the management of a Fund, and (5) for non-hedging purposes such as seeking additional income or otherwise seeking to increase total return.

Upon entering into a futures contract, the Funds are required to deposit with the Funds' custodian in a segregated account either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily change in the contract value and are recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the futures contract is closed. The Funds will realize a gain or loss upon the expiration or closing of an option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the proceeds on the sale of the security for a purchased put or cost of the security for a call option is adjusted by the amount of premium received or paid.

SECURITY LENDING

The Funds may loan securities to well known and recognized U.S. and foreign brokers and banks and receive lender fees. These fees are included in interest income. The loans of securities will be collateralized by cash, letters of credit or U.S. Government securities. The collateral will be segregated and maintained at all times with the custodian and must be equal to the current value of the securities loaned. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices.

OTHER

There are certain additional risks involved when investing in foreign securities that are not inherent in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the imposition of unfavorable foreign governmental laws and restrictions.

3. FEES AND COMPENSATION PAID TO AFFILIATES


ADVISORY AND ADMINISTRATION FEES

During 1997, the Funds incurred expenses for the cost of services rendered by General Electric Company's wholly-owned subsidiary, GEIC, as investment adviser and for services GEIC rendered as shareholder servicing agent. These expenses are included as administrative expenses and shareholder servicing agent fees in the Statements of Operations. The Trustees received no compensation as trustees for the Funds.

                              NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 1997


4. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION
   (Dollars in Thousands)

Aggregate gross unrealized appreciation/(depreciation) of investments for each Fund at December 31, 1997, were as follows:


                                GROSS              GROSS               NET
                              UNREALIZED         UNREALIZED         UNREALIZED
                             APPRECIATION       DEPRECIATION       APPRECIATION
--------------------------------------------------------------------------------

S&S Program
  Mutual Fund                 $1,234,738          $21,726          $1,213,012
S&S Long Term
  Interest Fund                   62,027            9,403              52,624

The aggregate cost of each Fund's investments was substantially the same for book and federal income tax purposes at December 31, 1997.


5. OPTIONS
   (Contracts and Dollars in Thousands)

During the year ended December 31, 1997, the following option contracts were written:

                                          S&S LONG TERM INTEREST FUND
--------------------------------------------------------------------------------
                                          NUMBER
                                       OF CONTRACTS            PREMIUM
--------------------------------------------------------------------------------

Balance as of
  December 31, 1996                             0              $    0
Written                                   353,270               1,201
Closed and Expired                       (263,160)               (886)
Exercised                                       0                   0
                                         --------              ------
Balance as of
  December 31, 1997                        90,110              $  315
                                         ========              ======


6. INVESTMENT TRANSACTIONS
   (Dollars in Thousands)

The cost of purchases and the proceeds from sales of investments, other than U.S. Government securities, short-term securities and options, for the year ended December 31, 1997, were as follows:

                                     PURCHASES           SALES
--------------------------------------------------------------------------------

S&S Program
  Mutual Fund                      $   987,656        $1,020,087
S&S Long Term
  Interest Fund                      1,192,706           495,128

The cost of purchases and the proceeds from sales of long-term U.S. Government securities for the year ended December 31, 1997, were as follows:

                                     PURCHASES           SALES
--------------------------------------------------------------------------------

S&S Program
  Mutual Fund                      $    5,659         $    6,634
S&S Long Term
  Interest Fund                     5,129,958          5,738,478


7. SECURITY LENDING

At December 31, 1997, the S&S Long Term Interest Fund loaned securities having a value, including accrued interest, of approximately $ 190,555,105 and received $ 194,532,372 in cash and letters of credit as collateral for the loans. Cash collateral received is invested in high grade liquid debt obligations and short-term investments at December 31, 1997.

                                                    INDEPENDENT AUDITORS' REPORT

KPMG Peat Marwick LLP

To the Board of Trustees and Shareholders of the GE S&S Mutual Funds:

We have audited the accompanying statements of assets and liabilities of the GE S&S Program Mutual Fund and GE S&S Long Term Interest Fund (the "Funds"), including the schedules of investments, as of December 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of GE S&S Program Mutual Fund and GE S&S Long Term Interest Fund as of December 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.



                                            /s/ KPMG Peat Marwick LLP


New York, New York
February 13, 1998

                        GE S&S PROGRAM SUPPLEMENTARY INFORMATION -- INTRODUCTION
                                                                     (UNAUDITED)

The following information is provided for participants in the GE Savings & Security Program and supplements the description of the Program as it appears in the GE Employee Benefits Summary Plan Description booklet, as amended (GE Benefits Handbook).

The Schedules of Investments for the S&S Short Term Interest Fund and S&SMoney Market Fund have been included as an additional feature.

Following the Schedules of Investments are two tables designed to illustrate the relative market value of investments offered under the Program. Performance data information is based upon historical earnings and is not intended to indicate future performance. The notes are an integral part of these tables.

The Supplemental Information and Schedules of Investments have not been audited.

THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1997
                                                                     (UNAUDITED)

S&S Short Term Interest Fund


                                                    Principal
                                                       Amount       Value
--------------------------------------------------------------------------------

Bonds and Notes -- 98.7%
--------------------------------------------------------------------------------

Federal Agencies -- 4.1%
Federal National Mortgage Assoc.
5.96%    07/23/99
  (Cost $34,647)                                    $ 34,630      $ 34,711

U.S. Treasuries -- 18.6%
U.S. Treasury Notes
5.875%   08/31/99                                     18,279        18,336(j)
5.75%    11/15/00                                    138,415       138,674(i,j)

Total U.S. Treasuries
   (Cost $156,798)                                                 157,010

Asset Backed -- 8.7%
Advanta Mortgage Loan Trust Corp.
6.30%    07/25/25                                      3,567         3,506
California Infrastructure
6.17%    03/25/03                                      7,800         7,822
Capital Asset Research Funding L.P.
6.40%    03/15/02                                      4,875         4,878
Carco Auto Loan Master Trust
6.689%   08/15/04                                      3,361         3,371
Discover Card Master Trust
5.40%    11/16/01                                      5,000         4,970
First Deposit Master Trust
5.75%    06/15/01                                     10,500        10,490
Fleetwood Credit Grantor Trust
6.40%    05/15/13                                      9,294         9,343
Green Tree Recreational,
   Equipment & Consumer Trust
6.49%    02/25/18                                      5,974         5,997
HFC Home Equity Loan
4.65%    12/20/08                                      1,340         1,328
Premier Auto Trust
6.34%    01/06/02                                      9,967        10,014
Provident Bank Home Equity
   Loan Trust
7.18%    04/25/13                                      5,415         5,460
The Money Store Home Equity Trust
5.675%   02/15/09                                      6,833         6,586

Total Asset Backed
   (Cost $73,864)                                                   73,765



                                                 Principal
                                                    Amount         Value
--------------------------------------------------------------------------------

Corporate Notes -- 28.6%
America West Airlines
6.86%    07/02/04                                $ 12,000        $ 11,959
Arkla Inc.
8.74%    05/14/98                                   4,750           4,787
8.875%   07/15/99                                   4,150           4,317
Banco Hipotecario Nacional
8.00%    06/04/99                                   2,165           2,116(b)
Blockbuster Entertainment Corp.
6.625%   02/15/98                                   8,555           8,554
Canada Province of Manitoba
6.125%   05/28/98                                   8,875           8,883
Cleveland Electric Illuminating Co.
7.19%    07/01/00                                     805             817
Electronic Data Systems Corp.
6.85%    05/15/00                                   3,000           3,054(b)
Ford Motor Credit Corp.
7.32%    05/23/02                                   9,850           9,967
GMAC Pass-Through Trust
6.375%   09/30/98                                  16,500          16,536(b)
Great Atlantic & Pacific Tea Inc.
9.125%   01/15/98                                   9,750           9,756
Great Northern Nekoosa Corp.
9.125%   02/01/98                                   4,300           4,309
Henderson Land Finance
6.00%    12/08/98                                   5,000           4,956
Ikon Capital Resource Inc.
6.27%    07/19/99                                   4,900           4,914
Korea Development Bank
9.60%    12/01/00                                   3,000           2,680
Lehman Brothers Holdings Inc.
6.875%   06/08/98                                   2,000           2,007
6.84%    09/25/98                                   4,250           4,271
Loewen Group International Inc.
6.70%    10/01/99                                   3,450           3,434(b)
Long Island Lighting
7.30%    07/15/99                                   9,000           9,119
Nabisco Inc.
6.30%    08/26/99                                  10,000          10,016(b)
National City Capital Trust
6.75%    06/01/99                                   9,850           9,925
New York New York
6.10%    02/01/98                                   4,000           4,000

----------

See Notes to Schedules of Investments (which are unaudited for the purposes of this fund)

        S&S SHORT TERM INTEREST FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1997
                                                                     (UNAUDITED)


                                         Principal
                                            Amount             Value
--------------------------------------------------------------------------------
New York State Dormitory
   Authority Revenue
6.32%    04/01/99                         $ 2,575            $ 2,582
News America Holdings Inc.
9.125%   10/15/99                           3,890              4,069
Niagara Mohawk Power Corp.
9.50%    06/01/00                           2,000              2,116
NWCG Holding Corp.
6.33%    06/15/99                           9,865              9,019(d)
Oryx Energy Co.
9.50%    11/01/99                           4,000              4,193
Pennzoil Co.
10.625%  06/01/01                           6,700              7,069
Petroleos Mexicanos
7.75%    10/29/99                           4,125              4,146(b)
7.60%    06/15/00                           4,000              3,880(b)
PSI Energy Inc.
6.25%    12/15/98                           5,000              5,005
Republic of Argentina
9.50%    11/30/02                           5,252              5,223
Republic of Columbia
8.75%    10/06/99                           3,950              4,068
Salomon Inc.
6.70%    12/01/98                           5,925              5,957
Tele-Communications Inc.
7.13%    02/02/98                           7,300              7,303
9.875%   04/01/98                           5,000              5,042
6.469%   12/20/00                           9,830              9,912
Time Warner Inc.
4.90%    07/29/99                           6,000              5,881(b)
Videotron Holdings PLC
11.125%  07/01/04                           6,900              6,572
Woolworth Corp.
7.00%    06/01/00                           9,850              9,976

Total Corporate Notes
   (Cost $242,169)                                           242,390

Mortgage Backed -- 38.7%
Federal Home Loan Mortgage Corp.
8.00%    08/01/03                          18,785             19,200
7.50%    11/01/08                           2,364              2,404
6.00%    12/01/08                           1,557              1,549
                                                              23,153


                                       Principal
                                          Amount             Value
--------------------------------------------------------------------------------
Federal National Mortgage Assoc.
6.00%    05/01/01                       $    627          $    625
9.00%    08/01/10                         21,078            22,329
                                                            22,954
Government National Mortgage Assoc.
9.00%    08/15/09 - 12/15/09              55,347            58,858
9.50%    12/15/09                         36,592            39,767
                                                            98,625
Collateralized Mortgage Obligations
Asset Securitization Corp.
6.50%    02/14/41                          9,735             9,814
BCF
7.05%    12/25/08                         28,378            28,466
CS First Boston Mortgage
   Securities Corp.
6.425%   08/20/30                            430               430
DLJ Mortgage Acceptance Corp.
6.99%    02/15/05                          4,874             4,907(b)
Federal Home Loan Mortgage
   Corp. REMIC
9.62%    09/15/05                             19               196(g)
9.54%    07/15/06                             35               686(g)
Federal National Mortgage Assoc.
6.59%    03/25/02                         16,357            16,459
6.881%   11/17/02                          9,318             9,435
7.373%   08/17/03                         16,414            16,778
6.521%   09/17/04                         14,153            14,205
7.00%    06/18/20                          4,574             4,608(b)
Federal National Mortgage
   Assoc. REMIC
6.27%    11/25/06                          3,755             3,513(d,f)
GS Mortgage Securities Corp.
6.94%    07/13/30                          9,632             9,813
Lehman FHA Title I Loan Trust
7.30%    05/25/17                          2,168             2,186
Morgan Stanley Capital Inc.
6.85%    02/15/20                          6,291             6,371
Salomon Brothers Mortgage
   Securities Inc.
6.469%   09/20/01                         28,354            28,387
8.125%   11/01/12                          3,050             3,134
Structured Asset Securities Corp.
6.75%    06/25/30                         21,704            21,758(b)

----------

See Notes to Schedules of Investments (which are unaudited for the purposes of this fund)

                                  SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS)
                                                                     (UNAUDITED)

                                            Principal
                                               Amount               Value
--------------------------------------------------------------------------------
Vornado Finance Corp.
6.36%    12/01/00                            $ 2,000               $  2,001(b)
                                                                    183,147
Total Mortgage Backed
   (Cost $326,800)                                                  327,879

Total Investments in Securities
   (Cost $834,278)                                                  835,755


                                             Number
                                          of Shares           Value
--------------------------------------------------------------------------------

Short-Term Investments -- 2.2%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
   (COST $18,528)                           18,528            18,528

Other Assets and Liabilities,
   net (0.9%)                                                 (7,998)
--------------------------------------------------------------------------------

NET ASSETS -- 100%                                          $846,285
================================================================================

----------

See Notes to Schedules of Investments (which are unaudited for the purposes of this fund)

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1997
                                                                     (UNAUDITED)

S&S Money Market Fund


                                               Principal         Amortized
                                                  Amount              Cost
--------------------------------------------------------------------------------

Short-Term Investments -- 103.8%
--------------------------------------------------------------------------------

U.S. Governments(d) -- 39.0%
Federal Farm Credit Bank
5.59%    04/07/98                              $ 26,480          $ 26,097
Federal Home Loan Bank
5.17%    01/02/98                                 2,060             2,060
5.69%    01/14/98                                17,810            17,775
5.72%    06/10/98                                36,200            35,315
                                                                   55,150
Federal Home Loan Mortgage Corp.
6.00%    01/02/98                                27,900            27,895
5.62%    01/26/98                                 8,000             7,969
5.57%    02/11/98                                34,880            34,662
5.68%    02/11/98                                10,000             9,937
5.71%    02/17/98                                 4,000             3,971
5.69%    03/10/98                                45,410            44,929
                                                                  129,363
Federal National Mortgage Assoc.
5.91%    01/07/98                                35,000            34,967
5.89%    01/08/98                                15,000            14,984
5.62%    01/12/98                                16,470            16,442
5.67%    02/06/98                                15,480            15,395
5.78%    02/20/98                                45,000            44,652
5.73%    06/19/98                                14,000            13,638
                                                                  140,078
International Bank for
   Reconstruction & Development
5.57%    03/13/98                                16,880            16,698

Total U.S. Governments
    (Cost $367,386)                                               367,386

Commercial Paper(d) -- 47.6%
Abbey National PLC
5.61%    01/09/98                                34,250            34,208(d)
5.823%   01/09/98                                11,250            11,235
Associates Corp. of North America
5.802%   03/16/98                                45,000            44,471
Chase Manhattan Corp.
5.741%   02/24/98                                39,760            39,422



                                               Principal         Amortized
                                                  Amount              Cost
--------------------------------------------------------------------------------
Credit Suisse
5.80%    02/06/98                              $ 12,600          $  12,528
5.69%    02/12/98                                33,080             32,864
First Union Corp.
5.743%   02/02/98                                20,000             19,899
Halifax Building Society
5.754%   03/20/98                                45,000             44,447
Merrill Lynch & Co. Inc.
5.826%   01/30/98                                45,000             44,791
Morgan (J.P.) & Co. Inc.
5.806%   02/03/98                                45,600             45,360
NationsBank Corp.
5.688%   02/12/98                                25,380             25,214
5.777%   02/12/98                                10,000              9,934
Norwest Corp.
5.75%    01/23/98                                42,000             41,854
5.827%   01/23/98                                 3,600              3,587
Toronto Dominion Bank
5.741%   02/18/98                                38,500             38,209

Total Commercial Paper
    (Cost $448,023)                                                448,023

Certificates of Deposit -- 17.2%
Bank of Montreal
5.61%    01/08/98                                34,250             34,250
5.87%    01/08/98                                11,300             11,300
Deutsche Bank AG
5.60%    01/02/98                                20,910             20,910
5.84%    01/02/98                                 7,000              7,000
Dresdner Bank AG
5.62%    01/22/98                                34,300             34,300
5.72%    01/22/98                                 4,700              4,700
5.78%    01/22/98                                 6,600              6,600
Swiss Bank Corp.
5.77%    03/17/98                                42,940             42,940

Total Certificates of Deposit
    (Cost $162,000)                                                162,000

Total Short-Term Investments
    (Cost $977,409)                                                977,409

Other Assets and Liabilities,
   net (3.8%)                                                      (36,064)
--------------------------------------------------------------------------------

NET ASSETS -- 100%                                                $941,345
================================================================================

----------

See Notes to Schedules of Investments (which are unaudited for the purposes of this fund)

                                         GE S&S PROGRAM SUPPLEMENTAL INFORMATION
                                                                     (UNAUDITED)

Investment at $100 per Month

The first table illustrates the cumulative value at each year end of an assumed investment in the amount of $100 per month. The table covers an investment beginning January 1, 1995, in U.S. Savings Bonds ("Bonds"), GE Common Stock ("Stock"), S&S Program Mutual Fund ("Mutual Fund"), S&S Short Term Interest Fund ("ST Fund"), S&S Long Term Interest Fund("LT Fund"), and S&S Money Market Fund ("MM Fund").

                    VALUE OF INVESTMENT OF $100 PER MONTH (A)

                      Investment Beginning January 1, 1995



                                         Bonds                        Stock                          Mutual Fund
                              ------------------------    ---------------------------       -----------------------------
               Cumulative                   Redemption                   Market Value                               Value
                   Amount                        Value                      Including                           Including
At Year          Invested     Cumulative     Including       Cumulative    Reinvested          Cumulative      Reinvested
Ended             In Each        Accrued       Accrued       Reinvested     Dividends          Reinvested   Distributions
Dec. 31             Media       Interest      Interest     Dividends(b)           (d)       Distributions          (c)(e)
-------------------------------------------------------------------------------------------------------------------------

1995              $1,200        $   29        $1,229         $   13          $1,479            $  131             $1,367
1996               2,400           114         2,514             80           3,499               433              3,023
1997               3,600           281         3,881            170           6,737              1152              5,442



                                       ST Fund                        LT Fund                          MM Fund
                              ------------------------    -----------------------------     ----------------------------
               Cumulative                        Value                            Value
                   Amount                    Including        Cumulative      Including                           Value
At Year         Invested     Cumulative     Reinvested        Reinvested     Reinvested       Cumulative       Including
Ended             In Each       Accrued       Interest     Distributions  Distributions          Accrued      Reinvested
Dec. 31             Media      Interest        (c) (e)                           (c) (e)        Interest   Interest(c)(e)
------------------------------------------------------------------------------------------------------------------------

1995             $1,200        $   43        $1,259         $   48           $1,296           $   39            $1,239
1996              2,400           165         2,573            182            2,605              144             2,544
1997              3,600           380         3,996            410            4,122              325             3,925


NOTES:

(a) The Program provides for Proportionate Company Payments in addition to Employee Contributions. The amounts shown are simply for illustrative purposes and do not reflect any such Proportionate Company Payments.

(b) Cumulative reinvested dividends assumes that dividends on GE stock were not paid out to participant under the S&S Dividend Payout Option.

(c) Cumulative values include the year-end market value of Stock and the share price of Mutual Fund, ST Fund, LT Fund and MM Shares purchased through the reinvestment of income and dividends, as the case may be. Capital gains distributions of $3.73, $4.29, and $6.52 per unit were paid on Mutual Fund Shares in 1995, 1996, and 1997, respectively. The LT Fund did not have a capital gains distribution during 1995, 1996 or 1997.

(d) The market value of Stock is based on the closing price as of the last business day of the year, as reported by the Consolidated Tape of New York Stock Exchange listed shares.

(e) The value of Mutual Fund, ST Fund, LT Fund and MM Fund Shares is based on the Share Price as of year end. Share Price, which is equal to the net asset value per share, is determined in accordance with Section III of the Rules of the Funds.

                                         GE S&S Program Supplemental Information
                                                                     (UNAUDITED)

$1,000 Investment

This table illustrates the value at year end of an assumed investment of $1,000 made on January 1, 1995 in Bonds, Stock, Mutual Fund, ST Fund, LT Fund, and MM Fund.

                          VALUE OF INVESTMENT OF $1,000
                       Investment Made on January 1, 1995



                                      Bonds                          Stock                        Mutual Fund
                          ---------------------------    ----------------------------    -----------------------------
                                          Redemption                                                             Value
                                               Value                     Market Value                        Including
At Year                     Cumulative     Including      Cumulative        Including       Cumulative      Reinvested
Ended                          Accrued       Accrued      Reinvested       Reinvested       Reinvested   Distributions
Dec. 31                       Interest      Interest     Dividends(b)    Dividends(d)    Distributions          (c)(e)
----------------------------------------------------------------------------------------------------------------------
1995                            $  44         $1,044          $  24         $1,441          $  141             $1,368
1996                               91          1,091             72          2,034             315              1,683
1997                              148          1,148            117          3,070             588              2,240
----------------------------------------------------------------------------------------------------------------------

                                   ST Fund                          LT Fund                            MM Fund
                         -------------------------     --------------------------------     ----------------------------
                                            Value                                Value                        Redemption
                                        Including                             Including                            Value
At Year                  Cumulative    Reinvested         Cumulative         Reinvested     Cumulative         Including
Ended                       Accrued      Interest         Reinvested      Distributions        Accrued        Reinvested
Dec. 31                    Interest        (c)(e)      Distributions             (c)(e)       Interest     Interest(c)(e)
------------------------------------------------------------------------------------------------------------------------
1995                        $  69          $1,110           $  79             $1,186            $  61         $1,061
1996                          139           1,172             160              1,236              120          1,120
1997                          218           1,253             246              1,353              184          1,184
------------------------------------------------------------------------------------------------------------------------

GE S&S Program Mutual Fund and S&S Long Term Interest Fund Operating Expenses (as a percentage of average net assets) for the year ended December 31, 1997:

                                           MUTUAL FUND     LT FUND
--------------------------------------------------------------------------------

              Management Expenses                 .04%        .06%
              Other Expenses                      .04%        .05%
                                               -------     -------
              Total Fund Operating Expenses       .08%        .11%
                                               =======     =======

The following expenses would be paid on a $1,000 investment utilizing the expense ratio's shown above and assuming a 5% annual return:

                              1 YEAR     3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------

          Mutual Fund            $ 1         $ 3         $ 5      $ 10
          LT Fund                  1           4           6        14

The purpose of this table is to assist the investor in understanding the expenses that an investor in the Funds will bear indirectly. This example should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown.

See page 35 for explanation of notes (b), (c), (d) and (e).

                                             GE S&S PROGRAM DISCLOSURE STATEMENT

GE SAVINGS AND SECURITY PROGRAM

THE GE SAVINGS AND SECURITY PROGRAM (THE "S&SP") IS DESIGNED TO COMPLY WITH
SECTION 404(C) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT, WHICH SETS FORTH CERTAIN RIGHTS AND RESPONSIBILITIES FOR FIDUCIARIES. IN THE S&SP, YOU -- NOT THE COMPANY, THE TRUSTEES OR ANYONE ELSE -- CONTROL YOUR OWN INVESTMENTS. YOU HAVE A DIVERSE CHOICE OF INVESTMENT OPTIONS AND THE ABILITY TO MAKE FREQUENT CHANGES, DEPENDING ON YOUR PERSONAL SAVINGS STRATEGY. AS A RESULT, THE FIDUCIARIES OF THE S&SP WILL NOT BE LIABLE FOR LOSSES OCCURRING TO YOUR ACCOUNT BECAUSE OF YOUR INVESTMENT CONTROL.

THIS DOCUMENT SETS FORTH INFORMATION ABOUT THE INVESTMENT ALTERNATIVES AVAILABLE TO PARTICIPANTS OF THE S&SP AND IS BEING PROVIDED TO ASSIST THEM IN MAKING INFORMED INVESTMENT DECISIONS. THIS DOCUMENT IS INTENDED TO CONSTITUTE PART OF THE INFORMATION REQUIRED TO BE PROVIDED TO PARTICIPANTS BY SECTION 404(C) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT AND TITLE 29 OF THE CODE OF FEDERAL REGULATIONS SECTION 2550.404C-1. FOR A DESCRIPTION OF CERTAIN INFORMATION AVAILABLE TO PARTICIPANTS OF THE S&SP, SEE "ADDITIONAL INFORMATION" BELOW. THE TERM "PARTICIPANTS" WHEN USED HEREIN REFERS TO PARTICIPANTS AND/OR BENEFICIARIES OF THE S&SP, AS THE CASE MAY BE.

The S&SP provides employees of General Electric Company (the "Company") and its participating affiliates an opportunity for convenient, regular and substantial personal savings. Subject to certain restrictions more fully described in the GE Benefits Handbook, the S&SP enables employees to invest their savings in one or more of the following investment media:

a.   Common Stock of the Company ("Stock");

b.   GE S&S Program Mutual Fund (the "Mutual Fund");

c.   GE S&S Short-Term Interest Fund (the "ST Fund");

d.   GE S&S Long-Term Interest Fund (the "LT Fund");

e. GE S&S Money Market Fund (the "MM Fund" and, collectively with the Mutual Fund, the ST Fund, and the LT Fund, the "Funds");

f.   United States Savings Bonds ("Bonds"); and

g. Life Insurance. (Effective January 1, 1998, Life Insurance is no longer available under the S&SP.)


                      DESCRIPTION OF INVESTMENT
                             ALTERNATIVES
I.  BONDS

     The Bonds in which participants may invest are Series "EE" Savings Bonds issued by the U.S. Treasury. Such purchase may be made only from the participant's after-tax savings. The option to purchase Bonds under the S&SP is subject to numerous restrictions which are more fully described in the GE Benefits Handbook.

II.  STOCK

     The participants may invest in shares of Stock. The Stock held in a participant's account will increase or decrease in value depending on how well the Stock performs in the stock market. Participants should be aware that an investment in stock of any company, including the Stock, may be subject to greater market volatility than investing in a diversified portfolio of securities. There are no restrictions on the exercise of voting, tender or similar rights appurtenant to a participant's investment in Stock. The option to purchase Stock under the S&SP is more fully described in the GE Benefits Handbook.

     It is the policy of the Trustees of the S&SP that information relating to participant transactions and voting with respect to Stock in the S&SP shall be maintained in confidence. While participants may easily access information relating to their own accounts, third party access to participant information is restricted through the use of PIN numbers. In addition, those individuals whose jobs require them to have access to S&SP records are instructed concerning the

                                             GE S&S PROGRAM DISCLOSURE STATEMENT

confidential nature of this information. The Trustees of the S&SP (c/o General Electric Investment Corporation, 3003 Summer Street, Stamford, CT 06904 (203-326-2300)) are responsible for monitoring compliance with the procedures established to provide for the confidentiality of this information.

  RESALE OF SHARES ACQUIRED PURSUANT TO THE PLAN.

     Officers of the Company may reoffer or resell Stock acquired pursuant to the S&SP only in connection with a separate registration statement which has been declared effective under the Securities Act of 1933, as amended (the "1933 Act"), an amendment to the current Registration Statement on Form S-8 of the S&SP, or pursuant to an available exemption under the 1933 Act, including the exemption provided by Rule 144 or any successor provisions thereunder (hereinafter referred to as "Rule 144"), subject to certain limitations set forth in Rule 144 but without regard to the two-year holding period provided for under Rule 144. Officers of the Company who acquire Stock pursuant to the S&SP should consult with their assigned counsel to ascertain whether or not their position within the Company requires compliance with the resale restrictions described above.

III.  LIFE INSURANCE

  Prior to January 1, 1998, any participant could elect to apply 1% or 1/2% of his or her earnings to the purchase of life insurance. Such purchase was from the participant's after-tax savings. The option to purchase life insurance under the S&SP and the benefits payable thereunder were more fully described in the applicable GE Benefits Handbook.

IV.  INVESTMENTS IN THE FUNDS

A.  INVESTMENT OBJECTIVES AND POLICIES

  1.    GE S&S PROGRAM MUTUAL FUND

     The moneys received by the Mutual Fund will be invested principally in common stock and in securities convertible into common stock. Purchases will be made principally on the basis of opportunities for long-term growth of capital and income. The Mutual Fund may keep a portion of its assets in cash or invest the same in short-term obligations, including repurchase agreements. Investments may also be made in preferred stocks and in debt securities when such investments appear consistent with the long-term objectives of the Mutual Fund. Securities may be sold without regard to the length of time they have been held; however, they will not be purchased for trading purposes.

     Although the Mutual Fund is expected to invest primarily in securities issued by U.S. companies, the Mutual Fund may also invest in foreign securities, including securities of foreign issuers in the form of depositary receipts. Additional instruments in which the Mutual Fund may invest include, but are not limited to, securities rated lower than investment grade, non-publicly traded securities, illiquid securities and securities that are not registered under the the 1933 Act, but that can be sold to "qualified institutional buyers" in accordance with Rule 144A ("Rule 144A Securities"). In addition, the Mutual Fund may engage in certain investment techniques and strategies, which may include entering into securities transactions on a when-issued or delayed-delivery basis. These instruments, investment techniques and strategies have risks and special considerations associated with them that are described below under "Risk Factors and Special Considerations."

  2.   GE S&S SHORT TERM INTEREST FUND

     The moneys received by the ST Fund will be invested in debt obligations of the U.S. Government and its instrumentalities, banks and corporations, and contracts with insurance companies. Investments will be made principally with the objective of preserving principal and achieving a market-related interest rate of return. Nevertheless, the ST Fund may keep a portion of its assets in cash or invest the same in appropriate short-term obligations or in intermediate-term obligations when such investments appear consistent with the objective of the ST Fund. Securities may be sold without regard to the length of time held; however, they will not be purchased for trading purposes.

                                             GE S&S PROGRAM DISCLOSURE STATEMENT

3.  GE S&S LONG TERM INTEREST FUND

     The LT Fund portfolio will be invested with the objective of achieving a high interest rate of return over a long-term period consistent with a degree of risk determined by the Trustees of the LT Fund to be acceptable for the LT Fund from time to time in their absolute discretion and consistent with prudent investment management and preservation of capital. The moneys received by the LT Fund will be invested in debt securities consisting of corporate bonds and debentures acquired in the public market or in private transactions, real estate sale-leasebacks and real estate mortgages secured by net credit leases, obligations of the U.S. Government and its instrumentalities, contracts with insurance companies, preferred stock and other types of fixed income investments. In order to meet the requirements of the LT Fund, the LT Fund may keep a portion of its assets in cash or in appropriate short-term or intermediate-term obligations. The LT Fund may participate in any available futures market with respect to the above investments in order to reduce uncertainties associated with interest rate fluctuations to the extent such participation is permitted by law and consistent with the objectives of the LT Fund. The Trustees of the LT Fund shall comply with the limitations on gross income and the requirements with respect to the categories and diversification of LT Fund assets as are applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and shall comply with the requirements applicable to registered investment companies under the Investment Company Act of 1940, as amended (the "1940 Act"), unless expressly excepted therefrom. Any requirements with respect to categories and diversification shall be determined by reference to the market value of the LT Fund at the time of acquisition of the proposed investments. The LT Fund portfolio will be diversified.

     Additional instruments in which the LT Fund may invest include, but are not limited to, obligations issued by foreign companies or foreign governments or their agencies or instrumentalities, securities rated lower than investment grade, non-publicly traded securities, repurchase agreements, illiquid securities, Rule 144A Securities, securities of supranational agencies, zero coupon obligations, floating and variable rate instruments, mortgage related securities, adjustable rate mortgage ARMs, CMOs, government stripped mortgage related securities, asset-backed and receivable-backed securities.

     The LT Fund may also invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indexes or other financial indicators. In addition, the LT Fund may engage in certain investment techniques and strategies, which may include purchasing and writing put and call options on securities, purchasing put and call options on securities indexes, entering into interest rate, financial and bond index futures contracts or related options that are traded on a U.S. or foreign exchange or board of trade or in the over-the-counter market, engaging in forward currency transactions, purchasing and writing put and call options on foreign currencies, entering into securities transactions on a when-issued or delayed-delivery basis, entering into mortgage dollar rolls and lending portfolio securities. These other instruments, investment techniques and strategies have risks and special considerations associated with them that are described below under "Risk Factors and Special Considerations."

  4.  GE S&S MONEY MARKET FUND

     The investment objective of the MM Fund is to seek as high a level of current income as is consistent with the preservation of capital and liquidity within the standards prescribed by the Trustees of General Electric Savings & Security Trust. The moneys received by the MM Fund will be invested in money market instruments and in other debt securities maturing in one year or less. Such instruments may include debt obligations of the U.S. Government and its instrumentalities, debt obligations of banks, savings and loan associations and corporations, and investments in other money market funds. Such instruments may also include commercial paper and notes, including those with floating or variable rates of interest, debt obligations of foreign branches of foreign banks, debt obligations issued or guaranteed

                                             GE S&S PROGRAM DISCLOSURE STATEMENT

by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities, debt securities issued by foreign issuers, and repurchase agreements. Nevertheless, the Fund may keep a portion of its assets in cash. The MM Fund may participate in any available futures market with respect to the above investments in order to reduce uncertainties associated with interest rate fluctuations to the extent such participation is permitted by law and consistent with the objectives of the MM Fund.

     The MM Fund, in addition to investing as described above, may hold Rule 144A Securities. In addition, the MM Fund may engage in certain investment techniques and strategies, which may include entering into reverse repurchase agreements, entering into securities transactions on a when-issued or delayed-delivery basis and lending portfolio securities. These other instruments, investment techniques and strategies have risks and special considerations associated with them that are described below under "Risk Factors and Special Considerations."

B.  INVESTMENT RESTRICTIONS

  1.   THE MUTUAL FUND

     Investments by the Mutual Fund shall be subject to the following restrictions:

     a. Moneys in the Mutual Fund will not be used in the underwriting of securities or for the purchase of real estate, interests in real estate, investment trusts, commodities or commodity contracts, or invested in companies for the purpose of exercising control or management, or invested in securities of registered investment companies.

     b. Moneys in the Mutual Fund will not be lent to others, although they may be applied to the purchase of bonds and debt securities of a type publicly distributed or customarily purchased by institutional investors.

     c. The Mutual Fund will not acquire any securities if immediately after such acquisition and as a result thereof (a) the Mutual Fund would hold more than 10% of the outstanding voting securities of any issuer,
          (b) more than 5% of the value of the total assets in the Mutual Fund would be represented by the securities of any one issuer (except securities of the U.S. Government and its instrumentalities), (c) more than 25% of the value of the total assets in the Mutual Fund would be invested in any particular industry, or (d) more than 5% of the value of the total assets in the Mutual Fund would be invested in issuers which (including predecessors) have not been in continuous operation for at least three years.

     d. The Mutual Fund will not invest in securities of the Company or its affiliates, or in securities of the investment manager, and will not during the existence of any underwriting syndicate purchase any securities for which its investment manager is acting as principal underwriter. For purposes of this restriction, purchases of securities from underwriting syndicates in which PaineWebber Incorporated, an affiliate of the Funds' investment adviser, General Electric Investment Corporation ("GEIC"), is a participant are not prohibited provided such investments are made in accordance with the 1940 Act and the rules thereunder.

     e. The Mutual Fund will not purchase from or sell any of its portfolio securities to the Company or its affiliates or its investment manager or any officer or director of either.

     f. The Mutual Fund will not engage in margin transactions or short sales or participate in a joint trading account.

     g.   The Mutual Fund will not invest in puts, calls or similar options.

     h. The Mutual Fund will not mortgage or pledge any of its assets, except the Mutual Fund may borrow money from the GE Savings and Security Trust and secure repayment by pledging assets of the Mutual Fund.

                                             GE S&S PROGRAM DISCLOSURE STATEMENT

  2. THE ST FUND, THE LT FUND AND THE MM FUND

     The ST Fund, the LT Fund and the MM Fund will not:

     a. purchase securities on margin or sell short or participate in a joint trading account;

     b. deal in options to buy or sell securities except to the extent permitted by law;

     c. borrow money or property except as a temporary measure to meet the cash or administrative needs of such Funds. In no event will the amount of such borrowings exceed 10% of such Funds' total assets taken at market value at the time of such borrowing;

     d. make cash loans to others except through the purchase of debt securities in accordance with such Funds' investment objectives;

     e. invest directly in real estate (except as specified in Paragraph A.3. above with respect to investments of the LT Fund) or invest in interests in oil, gas or other mineral lease or production agreements;

     f. act as an underwriter of securities for other issuers except that such Fund may acquire securities under circumstances where if they are later resold it may be deemed to be an underwriter under the 1933 Act;

     g. purchase securities for the purpose of exercising control or management;

     h. pledge, mortgage or hypothecate any of its assets except, that, to secure borrowings permitted by subparagraph c, it may pledge securities which, together with all such securities previously so pledged, at the time of pledge, do not exceed 10% of such Funds' total assets;

     i. unless otherwise permitted by law, purchase from or sell directly to any of its officers or Trustees or the officers or directors of GEIC, or any other affiliate (as defined in the 1940 Act) of such Fund or any affiliate of such affiliate, portfolio securities or other property of such Fund; or

     j. unless otherwise permitted by law, invest in securities of the Company or its affiliates, or in securities of an investment manager of such Fund and will not during the existence of any underwriting syndicate purchase any securities for which its investment manager is acting as principal underwriter. For purposes of this restriction, purchases of securities from underwriting syndicates in which PaineWebber Incorporated, an affiliate of GEIC, is a participant are not prohibited provided such investments are made in accordance with the 1940 Act and the rules thereunder.

  In addition to the foregoing, the LT Fund will not:

     a. purchase any security if as a result of such purchase more than 25% of its total assets would be invested in a particular industry;

     b. purchase any security if as a result of such purchase more than 25% of its total assets would be subject to legal or contractual restrictions on resale; or

     c.   invest in the securities of registered investment companies.

                                             GE S&S PROGRAM DISCLOSURE STATEMENT

C.  RISK FACTORS AND SPECIAL CONSIDERATIONS

     Investing in the Funds involves risk factors and special considerations, such as those described below:

     GENERAL. An investment in any Fund should not be considered to be a complete investment program.

     DEBT INSTRUMENTS. Each of the Funds is authorized to invest in debt instruments. A debt instrument held by a Fund will be affected by general changes in interest rates that will in turn result in increases or decreases in the market value of those obligations. The market value of debt instruments in a Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of a Fund holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite result can be expected to occur.

     CERTAIN INVESTMENT GRADE OBLIGATIONS. The Mutual Fund, the ST Fund and the LT Fund may each invest in obligations rated BBB by S&P or Baa by Moody's. Although obligations rated BBB by S&P or Baa by Moody's are considered investment grade, they may be viewed as being subject to greater risks than other investment grade obligations. Obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest and those rated Baa by Moody's are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well.

     LOW-RATED SECURITIES. The Mutual Fund, the ST Fund and the LT Fund are authorized to invest in securities rated lower than investment grade (sometimes referred to as "junk bonds"). Low-rated and comparable unrated securities (collectively referred to as "low-rated" securities) likely have quality and protective characteristics that, in the judgment of a rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions, and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Securities in the lowest rating categories may be in default or may present substantial risks of default.

     Although the market values of low-rated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain low-rated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, low-rated securities generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by these issuers is significantly greater because low-rated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for low-rated securities may diminish a Fund's ability to obtain accurate market quotations for purposes of valuing the securities held by the Fund and calculating the Fund's net asset value.

     NON-PUBLICLY TRADED AND ILLIQUID SECURITIES. The Mutual Fund, the ST Fund and the LT Fund may each invest in non-publicly traded securities and illiquid securities. Non-publicly traded securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund. In addition,

                                             GE S&S PROGRAM DISCLOSURE STATEMENT


companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. A Fund's investments in illiquid securities are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that GEIC deems representative of their value, the value of the Fund's net assets could be adversely affected.

     REPURCHASE AND REVERSE REPURCHASE AGREEMENTS. The Mutual Fund, the ST Fund, the LT Fund and the MM Fund may enter into repurchase agreements. A Fund entering into a repurchase agreement will bear a risk of loss in the event that the other party to the transaction defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities. A Fund will be, in particular, subject to the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

     The MM Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the risk that the money market value of the securities retained by the MM Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the MM Fund's use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

     WARRANTS. The Mutual Fund may invest in warrants. Because a warrant, which is a security permitting, but not obligating, its holder to subscribe for another security, does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date. Warrants acquired by the Mutual Fund in units or attached to securities may be deemed to be without value.

     INVESTMENT IN FOREIGN SECURITIES. Each Fund may invest in securities issued by foreign companies and foreign governments or their agencies or instrumentalities. Investing in securities issued by foreign companies and governments involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. Government and U.S. corporations. Less information may be available about foreign companies than about U.S. companies, and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than those charged in the United States and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, limitations on the use or removal of funds or other assets (including the withholding of dividends), and potential difficulties in enforcing contractual obligations, and could be subject to extended clearance and settlement periods.

                                             GE S&S PROGRAM DISCLOSURE STATEMENT


     A Fund's unit value may change significantly when the currencies, other than the U.S. dollar, in which the Fund's portfolio investments are denominated strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

     COVERED OPTION WRITING. The ST Fund and the LT Fund may purchase and write put and call options on securities. Upon the exercise of a put option written by the ST Fund or the LT Fund, the Fund may suffer a loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the ST Fund or the LT Fund, the Fund may suffer a loss equal to the excess of the security's market value at the time of the option's exercise over the Fund's acquisition cost of the security, less the premium received from writing the option. In addition, no assurance can be given that the ST Fund or the LT Fund will be able to effect closing purchase transactions at a desired time. The ability of the ST Fund and the LT Fund to engage in closing transactions with respect to options depends on the existence of a liquid secondary market. Although the ST Fund and the LT Fund will generally purchase or write securities options only if a liquid secondary market appears to exist for the option purchased or sold, no such secondary market may exist or the market may cease to exist.

     The ST Fund and the LT Fund will engage in hedging transactions only when deemed advisable by GEIC. Successful use by the ST Fund and the LT Fund of options will depend on GEIC's ability to predict correctly movements in the direction of the securities underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance.

     SECURITIES INDEX OPTIONS. The ST Fund and the LT Fund may each purchase options on securities indexes. Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of the ST Fund and the LT Fund to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. Although the ST Fund and the LT Fund will generally purchase or write securities index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when GEIC desires that the ST Fund or the LT Fund engage in such a transaction.

     FUTURES AND OPTIONS ON FUTURES. The ST Fund and the LT Fund may invest in financial and bond index futures or related options. The uses of futures contracts and options on futures contracts as a hedging device involves several risks. No assurance can be given that a correlation will exist between price movements in the underlying securities or index and price movements in the securities that are the subject of the hedge. Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered, and no assurance can be given that an active market will exist for a particular contract or option at any particular time. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance.

     FORWARD CURRENCY TRANSACTIONS. The ST Fund and the LT Fund may engage in forward currency transactions. In entering into forward currency contracts, the ST Fund and the LT Fund will be subject to a number of risks and special considerations. The market for forward currency contracts, for example, may be limited with respect to certain currencies. The existence of a limited market may in turn

                                             GE S&S PROGRAM DISCLOSURE STATEMENT


restrict the Fund's ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities. The successful use of forward currency contracts as a hedging technique draws upon GEIC's special skills and experience with respect to those instruments and will usually depend upon GEIC's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the ST Fund and the LT Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a less advantageous position than if those strategies had not been used. Many forward currency contracts are subject to no daily price fluctuation limits so that adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of those contracts and movements in the prices of the currencies hedged or used for cover will not be perfect.

     GEIC's ability to dispose of the ST Fund's or the LT Fund's positions in forward currency contracts depends on the availability of active markets in those instruments, and GEIC cannot now predict the amount of trading interest that may exist in the future in forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. As a result, no assurance can be given that the ST Fund or the LT Fund will be able to utilize these contracts effectively for the intended purposes.

     OPTIONS ON FOREIGN CURRENCIES. The ST Fund and the LT Fund may purchase and write put and call options on foreign currencies. Like the writing of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received; the ST Fund or the LT Fund could also be required, with respect to any option it has written, to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuation in exchange rates, although in the event of rate movements adverse to the Fund's position, the Fund could forfeit the entire amount of the premium plus related transaction costs.

     CASH MANAGEMENT OF THE ST AND LT FUNDS The ST Fund and the LT Fund may invest, directly or indirectly through investment in the GEI Short-Term Investment Fund described below, in the following types of money market instruments (i) securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, (ii) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers, (iii) commercial paper and notes, including those with variable and floating rates of interest,
(iv) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks, (v) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities, (vi) debt securities issued by foreign issuers and (vii) repurchase agreements. The ST Fund and the LT Fund may also invest in the GEI Short-Term Investment Fund (the"Investment Fund"), an investment fund created specifically to serve as a vehicle for the collective investment of cash balances of the ST Fund, the LT Fund and other accounts advised by either GEIC or its affiliate, GE Investment Management Incorporated ("GEIM"). By using the Investment Fund, a Fund's cash position is exposed to potentially broader diversification, lower transaction cost and better investment opportunity than would be the case if it were invested separately without the potential benefits of such a large cash pool.

     The Investment Fund invests exclusively in the money market instruments described in (i) through (vii) above. The Investment Fund is advised by GEIM. No advisory fee is charged by GEIM to the Investment Fund, nor will a Fund incur any sales charge, redemption fee, distribution fee or service fee in connection with its investments in the Investment Fund.

                                             GE S&S PROGRAM DISCLOSURE STATEMENT


     Although, during normal market conditions, the uninvested cash balances of the ST Fund and the LT Fund are generally expected to be relatively small, each such Fund is authorized to invest up to 25% of its assets in the Investment Fund if the size of the cash balance so warrants.

     INSTRUMENTS AND STRATEGIES INVOLVING SPECIAL RISKS. Certain instruments in which the Funds can invest and certain investment strategies that the Funds may employ could expose the Funds to various risks and special considerations. The instruments presenting risks to a Fund that holds the instruments include Rule 144A Securities, depositary receipts, securities of supranational agencies, securities of other investment funds, floating and variable rate instruments, zero coupon obligations, mortgage related securities, ARMs, CMOs, government stripped mortgage related securities and asset-backed and receivable-backed securities. Among the risks that some, but not all, of these instruments involve are lack of liquid secondary markets and the risk of prepayment of principal. The investment strategies involving special risks to some or all of the Funds include engaging in when-issued or delayed-delivery securities transactions, entering into mortgage dollar rolls and lending portfolio securities. Among the risks that some, but not all, of these strategies involve are the increased exposure to fluctuations in market value of the securities and certain credit risks.

D.  INVESTMENT ADVISER

     GEIC, located at 3003 Summer Street, Stamford, Connecticut 06904, serves as the investment adviser of each Fund. GEIC is a wholly owned subsidiary of the Company and is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

                             INVESTMENT INSTRUCTIONS

     Participants in the S&SP elect the investment media in which they wish to invest and may change their investment options or their rate of savings in accordance with the procedures set forth in the GE Benefits Handbook. For more information regarding investment instructions, see the GE Benefits Handbook.

                                FEES AND EXPENSES

     The fees and expenses of each of the investment alternatives are set forth in the Annual Report of the S&SP. There are no transaction fees charged to the Funds or to a participant's account balance in connection with purchases or sales of interests in investment alternatives.

                             ADDITIONAL INFORMATION

     The Trustees of the S&SP are responsible for providing certain additional information to you, either directly or upon your request. The information provided directly to you is contained in the Annual Report of the S&SP and includes (i) a description of the annual operating expenses of each investment alternative with respect to which expenses are incurred and the aggregate amount of such expenses expressed as a percentage of average net assets, (ii) copies of available financial statements relating to the investment alternatives, (iii) a list of the securities comprising the portfolio of each Fund and the value of such securities, and, with respect to each asset which is a fixed rate investment contract issued by a bank, savings and loan association or insurance company, the name of the issuer, the term and the rate of return on the contract, and (iv) the investment performance of each Fund. The information available to you upon your request is information concerning the value of units in each of the Funds or shares of the Company, as well as the value of such units or shares held in a participant's account, which may be obtained at anytime by calling 1-800-432-4313. The address and telephone number of the Trustees of the S&SP are c/o General Electric Investment Corporation, 3003 Summer Street, Stamford, CT 06904 (203-326-2300).

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                                         47

                                                S&S MUTUAL FUNDS INVESTMENT TEAM

PORTFOLIO MANAGERS

S&S Program Mutual Fund
Team led by Eugene K. Bolton

S&S Long Term Interest Fund
Team led by Robert A. MacDougall

Officers of the Investment Adviser
John H. Myers, Trustee,
Chairman of the Board and President, General Electric Investment Corporation

Eugene K. Bolton, Trustee, EVP, Domestic Equities
Michael J. Cosgrove, Trustee, EVP, Mutual Funds
Ralph R. Layman, Trustee, EVP, International Equities
Alan M. Lewis, Trustee, EVP, General Counsel and Secretary
Robert A. MacDougall, Trustee, EVP, Fixed Income
Geoffrey R. Norman, EVP, Institutional Marketing
Thomas J. Szkutak, Trustee, EVP, Chief Financial Officer
Donald W. Torey, Trustee, EVP, Alternative Investments and Real Estate

Investment Adviser
General Electric Investment Corporation

Independent Auditors
KPMG Peat Marwick LLP

Custodian
State Street Bank & Trust Company

Shareholder Servicing Agent

Address all inquiries OUTSIDE the S&SP to:
  GE Investments
  P.O. Box 419631
  Kansas City, MO 64141-6631

Address all inquiries INSIDE the S&SP to:
  GE S&SP Transaction Processing Center
  P.O. Box 44079
  Jacksonville, FL 32231-4079

                                                            SHAREHOLDER SERVICES

                 Daily Value, Yields/Performance: 1-800-843-3359



                  INSIDE THE SAVINGS & SECURITY PROGRAM (S&SP)

Shares held INSIDE the Savings & Security Program (401(k)) have been credited to your account as a result of contributions and investment earnings. If you are a current employee, the annual "Your Personal Share" statement summarizes your account balance in S&SP. Participants may obtain information and process account transactions on their Funds held INSIDE the Program by calling:


                     GE S&SP Transaction Processing Center:
                                 1-800-432-4313






                                OUTSIDE THE S&SP

When shares have been distributed to you from the Savings & Security Program, your account balance and tax information are provided by GE Investments. Shareholders of S&S Program Mutual and S&S Long Term Interest Funds OUTSIDE the Program may obtain information on their Funds by calling:


                      Shareholder Services: 1-800-242-0134

GE S&S Funds
3003 Summer Street
Stamford, CT 06904-7900


Bulk Rate
U.S. Postage
PAID
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Distributed by GE Investment Distributors, Inc.,
member NASD and SIPC                SS-2 (2/98)